UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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CME GROUP INC.

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NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

Time and Date: 3:30 p.m. Central Time, Wednesday, May 20, 2015

Location: Auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois

March 30, 2015

Dear Shareholder:

It is our pleasure to invite you to attend the 2015 annual meeting of shareholders of CME Group Inc. The meeting will be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

In addition to topics described herein, we will provide a report on our operating results and there will be an opportunity to ask questions of interest to you as a valued shareholder and customer.

Shareholders will vote on the following items:

•	To elect nineteen directors that we refer to as “Equity directors.”

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

•	To approve, by advisory vote, the compensation of our named executive officers.

•	To approve, by advisory vote, an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.

•	To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

•	To elect five members of the Class B-1 nominating committee, five members of the Class B-2 nominating committee and five members of the Class B-3 nominating committee.

Shareholders will also transact any other business that may properly come before the meeting.

Your vote is very important. You are eligible to vote if you were a shareholder of record at the close of business on March 24, 2015. Please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy over the Internet, or by completing, signing, dating and returning your proxy in the enclosed envelope. Holders of Class A shares may also vote by telephone.

If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described on page 71. All attendees must have photo identification, such as a driver’s license or passport. Please note seating is limited and will be granted on a first come basis. You should allow sufficient time to clear security.

We are pleased to again take advantage of the Securities and Exchange Commission (SEC) rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe this e-proxy process expedites your receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. This notice of annual meeting, proxy statement and 2014 annual report were first furnished to shareholders on April 10, 2015. The proxy statement contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received a notice by mail, or (ii) elect to receive your proxy materials over the Internet next year, if you received them by mail this year.

We will provide a live webcast of the annual meeting from our Investor Relations website at http://investor.cmegroup.com/investor-relations under “Events.”

By order of the board of directors,

Terrence A. Duffy Executive Chairman and President	Phupinder S. Gill Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

SUMMARY INFORMATION

To assist you in reviewing our 2014 performance, we would like to call your attention to key elements of our proxy statement. The following description is only a summary. For more complete information about these topics, please review our 2014 annual report and the complete proxy statement. Additional information regarding the logistics of the annual meeting is available beginning on page 71.

BUSINESS HIGHLIGHTS

The year 2014 was very positive for CME Group. Across all our core asset classes, we experienced numerous volume and open interest records. Total volume was nearly 3.5 billion contracts traded, which generated $1.3 billion in cash from operations. The following are additional key performance metrics from 2014:

Increase in Average Daily Volume	Increase in Open Interest	Aggregate Value of Declared Dividends	Globex Volume Originating Outside U.S.

9%	12%	$1.3 billion	24%

For a more detailed discussion on our financial performance, see our 2014 annual report.

SHAREHOLDER ACTIONS

ELECTION OF DIRECTORS (Items 1 and 5)

You will find important information about the qualifications and experience of each of the Equity director nominees beginning on page 3 and the Class B director nominees beginning on page 26. Our board recommends that you vote “FOR” each of the Equity director nominees. It is not making a recommendation on the election of the Class B directors.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP (Item 2)

We are seeking shareholder approval of the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2015. Our board recommends that you vote “FOR” the ratification.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 3)

Our shareholders have the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as set forth in Item 3 on page 23. Last year, shareholders representing approximately 97% of the votes cast approved our executive compensation program for our named executive officers. In evaluating this “say on pay” proposal, we recommend you review our Compensation Discussion and Analysis, which explains how and why the compensation committee arrived at the compensation actions and decisions for 2014. Our board recommends that you vote “FOR” the advisory approval of the compensation of our named executive officers.

APPROVAL OF AN AMENDMENT TO OUR TENTH AMENDED AND RESTATED BYLAWS TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTIAN LEGAL ACTIONS (Item 4)

We are seeking shareholder approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to add a new provision to provide that, with certain exceptions, Delaware would be the exclusive forum for certain legal actions. The proposal is described in more detail in Item 4 beginning on page 24. Our board recommends that you vote “FOR” the advisory approval of the amendment to our Bylaws.

ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (Item 6)

Class B-1, Class B-2 and Class B-3 shareholders are being asked to elect five members to their respective Class B Nominating Committees. The board is not making a recommendation on the election of the Class B nominating committees.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	1

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on Wednesday, May 20, 2015, at 3:30 p.m. Central Time, in the auditorium at CME Group’s corporate headquarters, 20 South Wacker Drive, Chicago, Illinois. The terms “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the NASDAQ Global Select Market (NASDAQ) under the trading symbol “CME.” Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

In May 2012, the board of directors declared a five-for-one split of our Class A common stock effected by way of a stock dividend to its Class A and Class B shareholders. The stock split was effective July 20, 2012 for all shareholders of record on July 10, 2012. As a result of the stock split, all amounts related to shares and per share amounts have been retroactively restated in this proxy statement.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 76.

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ITEM 1—ELECTION OF EQUITY DIRECTORS

You are being asked to vote on the election of nineteen Equity director nominees to hold office until the 2016 annual meeting.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EQUITY DIRECTOR NOMINEES.

DIRECTORS ELECTED ANNUALLY

Our directors are elected each year. Each director’s term will last until the 2016 annual meeting and until his or her successor is duly elected and qualified.

We have implemented a majority vote standard, except in the event of a contested election.

Nineteen individuals are nominated for election by our Class A and Class B shareholders voting together (Equity directors) under Item 1. All Equity director nominees are presently CME Group directors with the exception of Ms. Dutra. An additional six directors will be elected by our Class B shareholders (Class B directors) under Item 5. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The biographies for the Equity director nominees begin on page 5 and for the Class B director nominees on page 26. References to terms of our board of directors in their biographies include service on the board of CME Group (f/k/a Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in December 2002. The boards of our other exchange subsidiaries: Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX) also are composed of the same members as the CME Group board of directors. Ages are as of March 24, 2015. Information on public directorships is for the past five years.

DIRECTOR NOMINATIONS

Our board and its nominating committee seek candidates with a variety of talents and expertise to ensure that the board is operating effectively and is focused on creating long-term value for our shareholders. We believe our board should be composed of individuals from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and who exercise their good judgment to provide practical insights and different perspectives. In selecting candidates, the board endeavors to find individuals who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders.

The nominating committee solicits candidates from its current directors and, if deemed appropriate, retains for a fee recruiting professionals to identify and evaluate candidates. The nominating committee also considers Equity director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominees’ qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, Attention: Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our website.

Ms. Dutra was identified to our nominating committee by one of our non-executive directors.

The holders of the Class B-1, Class B-2 and Class B-3 common stock elect members of nominating committees for their respective class, which are responsible for nominating candidates for election by their class. See Item 6 beginning on page 28 for more information. Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

DIRECTOR QUALIFICATIONS

The nominating committee believes it is essential that board members represent diverse viewpoints. However, it has not adopted a specific policy on the role of diversity in assessing director candidates. In considering candidates for the board, the nominating

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

committee considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we have not adopted a set of firm criteria that an individual must meet to be considered. The nominating committee, composed entirely of directors who are independent under applicable listing standards, reviews the qualifications and backgrounds of potential Equity directors in light of the needs of the board and CME Group at the time and nominates a slate of Equity director nominees to be nominated for election at the annual meeting of shareholders.

In making their nominations, the nominating committee and the board take into consideration applicable board of directors composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards. In addition, board members should have the characteristics essential for effectiveness as a member of the board, including but not limited to:

•	Integrity, objectivity, sound judgment and leadership;

•	The relevant expertise and experience required to offer advice and guidance to the Executive Chairman & President; the Chief Executive Officer, and other members of senior management;

•	The ability to make independent analytical inquiries;

•	A commitment to enhancing long-term shareholder value;

•	An understanding of the Company’s business, strategy and challenges; and

•	The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board.

For more information concerning our directors’ qualifications, see the Director Attributes on page 10.

REQUIRED VOTE

Must receive a number of “FOR” votes that exceed the number of “AGAINST” votes to be elected.

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2015 ANNUAL MEETING

Terrence A. Duffy Age: 56 Director since: 1995

The Honorable Mr. Duffy has served as our Executive Chairman & President since 2012. Previously, he served as Executive Chairman since 2006, when he became an officer of the Company. He served as Chairman of the board since 2002 and our Vice Chairman from 1998 until 2002. Mr. Duffy has been a member of our Board since 1995. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board, a position he held until 2013. Mr. Duffy currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is Vice Chairman of the CME Group Foundation, whose mission is to enhance economic opportunity, health and education, especially for disadvantaged youth. He is also a member of the Economic Club of Chicago, the Executives’ Club of Chicago and the President’s Circle of the Chicago Council on Global Affairs. Since 2003, Mr. Duffy has been recognized as one of the top 100 Irish Business Leaders by Irish America Magazine. Mr. Duffy attended the University of Wisconsin-Whitewater. In 2007, he received a Doctor of Humane Letters from DePaul University.

Phupinder S. Gill Age: 54 Director since: 2012	Public Directorships: First Midwest Bancorp Inc.

Mr. Gill has served as our CEO and a member of our board since 2012. Previously, he served as President since 2007 and as President and COO since 2004. Before that, Mr. Gill held positions of increasing responsibility, including Managing Director and President of CME Clearing since joining us in 1988. Mr. Gill serves on the board of the World Federation of Exchanges. He also serves as Vice Chairman of the CME Group Foundation, as a member of our Competitive Markets Advisory Council and a member of the board of The Alexander Maxwell Grant Foundation.

Timothy S. Bitsberger Age: 55 Director since: 2008

Mr. Bitsberger has served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, since December 2010. He previously served as senior consultant with Booz Allen Hamilton from May 2010 to November 2010. Previously, he was with BancAccess Financial from December 2009 to April 2010 and was Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005 serving first as their Deputy Assistant Secretary for federal finance and more recently as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Charles P. Carey Age: 61 Director since: 2007

Mr. Carey served as our Vice Chairman in connection with our merger with CBOT Holdings from 2007 until 2010. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in the firms of Henning & Carey Trading Co. and Henning-Carey Proprietary Trading LLC. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as the Company’s representative on the BM&FBOVESPA board and as Vice Chairman of the CME Group Foundation.

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Dennis H. Chookaszian Age: 71 Director since: 2004	Public Directorships: Allscripts Healthcare Solutions, Inc. Career Education Corporation Internet Patents Corporation	Previous Public Directorships: LoopNet, Inc.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered certified public accountant.

Ana Dutra Age: 50 Director since: n/a

Ms. Dutra has served as the President and CEO of The Executives’ Club of Chicago, a world-class senior executives organization focused on the development, innovation and networking of current and future business and community leaders, since September 2014. Ms. Dutra formerly served as CEO of Mandala Global Advisors, a global management consulting company from 2013 to September 2014. Prior to that, she was a Proxy Officer and CEO of Korn/Ferry Consulting from 2007 until 2013. Ms. Dutra serves as a director of Greeley and Hansen, Humantelligence, the International Women’s Forum, Lurie Children’s Hospital of Chicago, Chicago Philharmonic Society, Governor State University and Academy for Urban School Leadership and is a member of the Kellogg Alumni Advisory Board, the Economic Club of Chicago, the Committee of 200 and the Chicago Council on Global Affairs. She previously served as a director of the Executives’ Club of Chicago.

Martin J. Gepsman Age: 62 Director since: 1994

Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 25 years. Mr. Gepsman has also been an independent floor broker and trader since 1985.

Larry G. Gerdes Age: 66 Director since: 2007	Previous Public Directorships: Access Plans, Inc. Transcend Services, Inc.

Mr. Gerdes has served as CEO of Solo Health, a private health-care company in Atlanta, since February 2014 and as its Executive Chairman of the Board since November 2013. He was initially appointed to the Board in 2007 and as the Chairman in 2012. He also has served as general partner of Sand Hill Financial Company, a venture capital partnership, since 1983. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in April 2012, and as a director of Access Plans, Inc. from 2001 until its sale in June 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is a member of the Dean’s Advisory Council for The Kelley School of Business at Indiana University and serves as trustee for Monmouth College. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.

Daniel R. Glickman Age: 70 Director since: 2001	Previous Pubic Directorships: Hain-Celestial Corporation

Mr. Glickman has served as Executive Director of the Aspen Institute’s Congressional Program since April 2011 and as Vice President of the Aspen Institute since 2012. Mr. Glickman has been a member of the International Advisory Board of APCO since January 2013 and a Co-Chair of the global agriculture and development initiative of the Chicago Council on Global Affairs. Mr. Glickman also has served as a Senior Fellow for the Bipartisan Policy Center since 2010. From 2004 to 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as our Lead Director.

J. Dennis Hastert Age: 73 Director since: 2008

Mr. Hastert served as Speaker of the House of Representatives from 1999 to 2007. He served 11 terms in Congress and retired from the House of Representatives in 2007. Prior to his role as Speaker, Mr. Hastert served as Chief Deputy Majority Whip in the 104th and 105th Congress and also served as Chairman of the House of Government Reform and Oversight Subcommittee on National Security, International Affairs and Criminal Justice. Mr. Hastert was a senior member of the Energy and Commerce Committee. Mr. Hastert also served in the Illinois State Legislature from 1980 to 1985 and presently serves as Senior Advisor at the law firm of Dickstein Shapiro in Washington, D.C. He also spent the first 16 years of his career teaching government, history and economics at Yorkville High School.

Leo Melamed Age: 83 Director since: 1998 1967 - 1990

Mr. Melamed is the founder of financial futures and was instrumental in the creation of our CME Globex platform. He has served as CME Chairman Emeritus since 1997 and Chairman of our strategic steering committee since 2001. He served as Chairman of our board from 1968 until 1973. He was founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976, and then CME Chairman until 1977. Mr. Melamed served as a special advisor to the company in the role of Special Counsel to our board from 1977 to 1985 and then in the role of Chairman of its executive committee from 1985 until 1991. From 1993 to 2001, he served as Chairman and CEO of Sakura Dellsher, Inc., a former clearing firm of CME, and currently serves as Chairman and CEO of Melamed & Associates, a global consulting group. He is founder and a permanent advisor to the National Futures Association, and a member of the International Advisory Council of the China Securities Regulatory Commission in China. He serves on the Board of Overseers of the Becker Friedman Institute of the University of Chicago, on the advisory board of Vernon & Park Capital L.P. and as Vice Chairman of the CME Group Foundation. Mr. Melamed also serves as a director of The Chicago Council on Global Affairs. Mr. Melamed is a published author of a number of books pertaining to markets and the history of CME Group.

William P. Miller II, CFA Age: 59 Director since: 2003 1999 - 2002	Public Directorships: American Axle and Manufacturing Holdings, Inc.

Mr. Miller has served as Head of Asset Allocation with Sanabil, the Saudi Arabian Investment Company, since October 2013. Previously, he served as the Senior Managing Director and Chief Financial Officer of Financial Markets International, Inc. from 2011 to October 2013. Mr. Miller served as the Deputy Chief Investment Officer for the Ohio Public Employees Retirement System from 2008 through 2011 and as its Senior Investment Officer, Fund Management during 2005 to 2008. He served as Senior Risk Manager for the Abu Dhabi Investment Authority from 2003 to mid-2005. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation and an advisor to Africa Global from 2002 to 2003. Over the 1996 to 2002 period, Mr. Miller was the Independent Risk Oversight Officer for Commonfund responsible for enterprise-wide risk management, regulatory compliance and internal audit. From 1974 through 1996, Mr. Miller held management positions in General Motors engineering, treasury and investment divisions. Mr. Miller is a chartered financial analyst and a member of the Institute of Chartered Financial Analysts. Mr. Miller previously served as a member of the PCAOB Standing Advisory Group and on the board of the Dubai International Futures Exchange, New York Futures Exchange, BTOP50 Family of Funds and the End Users of Derivatives Association and on the Golub Capital Institutional Investor Advisory Board. Mr. Miller also serves as one of our board representatives on the Dubai Mercantile Exchange.

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

James E. Oliff Age: 66 Director since: 1994 1982 - 1992	Previous Public Directorships: FFastFill, plc

Mr. Oliff has been a member of CME for more than 30 years. Mr. Oliff served as our Vice Chairman from 2002 until 2007 and as our Second Vice Chairman from 1998 until 2002. Mr. Oliff has also served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff previously served as Executive Director of International Futures and Options Associates from 1996 to 2005, as President and CEO of FFast Trade U.S., LLC from 2001 to 2005, as Chairman and CEO of FFastFill Inc. from 2003 to 2005 and as FFastFill’s COO from 2001 to 2003. He also served as President of LST Commodities, LLC, an introducing broker, from 1999 until 2002. He currently serves as a member of the advisory board for the MS Program in Financial Engineering at Kent State University and the advisory board of The Review of Futures Markets. Mr. Oliff also serves as the Chairman of the CME Group Foundation.

Edemir Pinto Age: 61 Director since: 2011

Mr. Pinto joined the Brazilian Mercantile & Futures Exchange (BM&F) in 1986. In 1987, he became the Derivatives Clearinghouse Officer where he was responsible for risk management, settlement, participant registration, collateral, custody and controllership. In 1999, he was named CEO of BM&F, and in 2002 he also became the CEO of the Brazilian Commodities Exchange. Mr. Pinto was a member of the BM&F board of directors until 2007. After the integration of BM&F S.A. and Bovespa Holding, creating BM&FBOVESPA S.A., Mr. Pinto was officially appointed to the position of CEO of the combined company.

Alex J. Pollock Age: 72 Director since: 2004	Previous Public Directorships: Allied Capital Corp.

Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since 2004. He previously served as President and CEO of the Federal Home Loan Bank of Chicago from 1991 through 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves on the non-profit boards of Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock previously served as our Lead Director.

John F. Sandner Age: 73 Director since: 1978	Public Directorships: Echo Global Logistics, Inc.	Previous Public Directorships: Click Commerce Inc.

Mr. Sandner has been a member of CME for more than 30 years. He also served as our Special Policy Advisor from 1998 to 2005 and as Chairman of our board for 13 years. Previously, Mr. Sandner served as Chairman of E*Trade Futures, LLC from 2003 through February 2013 and as President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our former clearing firms, from 1985 to 2003. Mr. Sandner currently serves on the board of the National Futures Association, as one of our board representatives on the Dubai Mercantile Exchange and as Vice Chairman of the CME Group Foundation.

Terry L. Savage Age: 70 Director since: 2003

Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. She was a founding member of the Chicago Board Options Exchange, and was a member of CME from 1975 to 1980.

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

William R. Shepard Age: 68 Director since: 1997

Mr. Shepard has been a member of CME for more than 30 years. Previously he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Dennis A. Suskind Age: 72 Director since: 2008	Public Directorships: Bridgehampton National Bank

Mr. Suskind joined J. Aron & Company in 1961 where he served as Executive Vice President and was responsible for the worldwide precious metal trading operations. In 1980, Mr. Suskind became a general partner of Goldman Sachs, upon its acquisition of J. Aron & Company, until his retirement in 1990. During his tenure in trading metals, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, D.C. Mr. Suskind currently serves on the board of Liquid Holdings Group, Inc. and as Vice Chairman of the Board of Bridgehampton National Bank. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our merger in 2008.

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ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTOR ATTRIBUTES

We believe all of our board members have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition, the following highlights the key characteristics the board believes qualifies its current members to serve the interests of our shareholders. This summary, however, is not meant to be a complete description of all of the skills and attributes of our board members. Additional details on our individual directors and director nominees are set forth in their individual biographies. The Class B nominees are nominated by a separate nominating committee. Therefore, the board has not made an assessment of the attributes of the Class B nominees who are not currently members of the board other than whether they may be classified as independent.

Attribute	Directors and Director Nominees with Attribute
Industry Experience
Possesses an understanding of our markets as a result of trading our products, serving as an officer of a firm which trades our products or working in the financial services industry.	Terrence A. Duffy Phupinder S. Gill Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey	Martin J. Gepsman Bruce F. Johnson Leo Melamed William P. Miller II James E. Oliff	Ronald A. Pankau Edemir Pinto Alex J. Pollock John F. Sandner Terry L. Savage	William R. Shepard Howard J. Siegel Dennis A. Suskind David J. Wescott Steven E. Wollack
Independence
Satisfies applicable standards of independence.	Jeffrey M. Bernacchi Timothy S. Bitsberger Dennis H. Chookaszian Elizabeth A. Cook Ana Dutra Thomas J. Esposito Martin J. Gepsman	Larry G. Gerdes Daniel R. Glickman J. Dennis Hastert William W. Hobert Bruce F. Johnson Patrick W. Maloney	William P. Miller II James E. Oliff Ronald A. Pankau Jeremy J. Perlow Alex J. Pollock Terry L. Savage	William R. Shepard Howard J. Siegel Dennis A. Suskind David J. Wescott Steven E. Wollack James J. Zellinger
CFTC Public Director
Satisfies the CFTC definition of public director.	Timothy S. Bitsberger Ana Dutra Larry G. Gerdes	Daniel R. Glickman J. Dennis Hastert	William P. Miller II Alex J. Pollock	Terry L. Savage Dennis A. Suskind
Government Relations/Regulatory/Public Policy
Experience interacting with our regulators and members of government or prior service in government.	Terrence A. Duffy Timothy S. Bitsberger Charles P. Carey	Daniel R. Glickman J. Dennis Hastert Leo Melamed	William P. Miller II Ronald A. Pankau	Alex J. Pollock Steven E. Wollack
Management Experience
Experience as a chief executive officer, president or senior vice president of a company or a significant subsidiary, operating division or business unit.	Terrence A. Duffy Phupinder S. Gill Dennis H. Chookaszian	Ana Dutra Larry G. Gerdes Daniel R. Glickman	James E. Oliff Ronald A. Pankau	Edemir Pinto Alex J. Pollock
Financial Expertise
Experience as a chief financial officer.	Dennis H. Chookaszian	Larry G. Gerdes	William P. Miller II
Professional Accreditations
Possesses an advanced degree.	Jeffrey M. Bernacchi Dennis H. Chookaszian Ana Dutra	Larry G. Gerdes Daniel R. Glickman Bruce F. Johnson	William P. Miller II Leo Melamed James E. Oliff	Alex J. Pollock John F. Sandner Steven E. Wollack
Risk Management Experience
Experience in overseeing risk management processes and procedures.	Phupinder S. Gill	Dennis H. Chookaszian	William P. Miller II
Other Public Company Directorship
Experience serving as a director of another publicly traded company.	Phupinder S. Gill Charles P. Carey Dennis H. Chookaszian	Larry G. Gerdes Daniel R. Glickman Bruce F. Johnson	William P. Miller II James E. Oliff Alex J. Pollock	John F. Sandner Terry L. Savage Dennis A. Suskind

10	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

CORPORATE GOVERNANCE

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.

The board of directors has established corporate governance principles which provide a framework for our effective governance. Our governance committee regularly reviews trends and best practices in corporate governance. They advise our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company. Below is an overview of the Company’s governance highlights and materials.

GOVERNANCE HIGHLIGHTS

•	Annual election of directors

•	Majority voting for directors

•	Confidential shareholder voting

•	Quarterly executive sessions of independent directors

•	Board and committee evaluations and individual peer director evaluations

•	Active risk oversight by the full board, a stand-alone risk committee and other committees with oversight responsibilities based on areas of focus and expertise

•	Independent lead director

•	Shareholder engagement

•	Seventy-five percent of board is considered independent

•	Following the annual elections, 36% of the board will be considered “public” directors under applicable CFTC regulations

•	Policy restricting the pledging of shares of our Class A common stock

•	Orientation for newly elected board members

CORPORATE GOVERNANCE MATERIALS

You can access the following governance materials by visiting www.cmegroup.com, in the “Investor Relations – Corporate Governance” section.

•	Corporate Governance Principles

•	Board of Directors Conflict of Interest Policy

•	Board Code of Ethics

•	CME Group Charter

•	CME Group Bylaws

•	Employee Code of Conduct

•	Charters for all Board Committees

•	Guide to Conducting Business for Third Parties of CME Group

Each of these documents is also available in print upon written request made to the Office of the Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Our employee code of conduct is applicable to all of our employees, including our Executive Chairman & President, Chief Executive Officer and other senior financial officers.

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CORPORATE GOVERNANCE (CONTINUED)

DIRECTOR ATTENDANCE

The board held eight meetings during 2014. All directors attended at least 75% of the combined total meetings of the full board and the committees on which he or she served.

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 22 of the 29 directors on the board at that time attended the annual meeting of shareholders.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, governance and nominating committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in February 2015, the governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our open outcry trading floors, lower trading fees, the ability to vote on certain matters relating to the operation of our trading floors and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NASDAQ, the governance committee reviewed the directors’ and their affiliated clearing firms’ trading activities and relationships with our exchanges as part of its independence determination. The governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

Mr. Pankau has a family member who is employed by the CME Group organization. Because the family member is not employed as an officer of the organization, the governance committee and the board do not believe it impacts his independence.

After considering information provided by the directors and director nominees in their annual questionnaires, the payments made to us relating to trading activities of directors and director nominees who are members of an exchange, as well as additional information gathered by our Office of the Secretary, the governance committee recommended and the board determined which directors and nominees should be classified as independent. All of our directors and director nominees with the exception of the following have been classified as independent.

•	Employment Relationships: Messrs. Duffy and Gill are employees of CME Group.

•

Consulting Arrangements: Mr. Melamed has a consulting relationship with CME Group. Messrs. Carey and Sandner had consulting relationships with us during the last three years. Mr. Carey’s consulting agreement expired as of our 2012 annual meeting of shareholders held in June. We, therefore, expect Mr. Carey to be considered independent in June 2015 – three years after the expiration of the consulting arrangement. Mr. Sandner’s agreement expired as of December 31, 2013 and we would expect him to be considered independent as of the third anniversary of such expiration.

•

Strategic Partnership and Cross-Investment: Mr. Pinto serves as the director representative of BM&FBOVESPA. BM&FBOVESPA owns approximately 5% of our outstanding Class A shares and we own approximately 5% of its shares. We have a cross-investment agreement with BM&FBOVESPA and have agreed to work together as global

12	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

preferred strategic partners to advance our mutual interests in globalizing our respective businesses through jointly identifying and pursuing opportunities for strategic investments and partnerships with other international exchanges.

The list of our independent directors and director nominees is set forth on page 10.

PUBLIC DIRECTORS

As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The list of our public directors is set forth on page 10. Additionally, our market regulation oversight committee is composed solely of public directors.

BOARD LEADERSHIP STRUCTURE

Our board leadership structure consists of an Executive Chairman (who is also our President), a CEO, a lead director and our active board members of which more than a majority are considered independent. Mr. Duffy serves as our Executive Chairman & President. Mr. Gill is our Chief Executive Officer reporting to Mr. Duffy. Mr. Glickman currently holds our lead director position. The lead director is appointed by the board based on the recommendation of the governance committee for a one-year term and has the following responsibilities:

•	Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors.

•	Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives.

•	Communicates to the Chairman the results of meetings at which he presides.

•	Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate.

•	Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution.

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders.

The board believes its current structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

The board oversees the business of the Company, including senior management performance and risk management, to assure that the long-term interests of the shareholders are being served. The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the top risks facing the Company. CME Group has established an enterprise risk management (ERM) program to promote and facilitate the process to evolve, align and sustain sound risk management practices at CME Group. Through the ERM program, top enterprise risks are identified, assessed, measured, prioritized and updated. We manage risks in four broad categories: strategic, financial, operational and reputational. Legal and compliance risks are managed as sub-risks within operational and reputational.

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CORPORATE GOVERNANCE (CONTINUED)

Top risks are assigned ratings, tracked and reported to the board and senior management on a quarterly basis and along with updates of any developments that could affect our risk profile or other aspects of our business. As appropriate, action plans are developed to mitigate risks as part of our strategic planning and budget process.

During 2014, the Company implemented the following enhancements to its ERM program:

•

Creation of a new board level risk committee to oversee top risks not otherwise overseen by another committee. The charter for the risk committee is available on www.cmegroup.com. Among its areas of focus are risks relating to information technology, information security, business continuity and compliance. In addition to the risk committee, the board also assigns risks to multiple committees. This oversight structure increases the effectiveness of our board’s oversight by taking into account the background and experience of the various board committees, including their ability to interact with management. Each committee reports on its activities to the full board. The appendix to the charter of the risk committee provides additional detail on the allocation of risk oversight responsibilities to the various committees. Prior to the establishment of the risk committee, the ERM program was overseen by our audit committee.

•

Advancing the governance structure of the ERM program with a more senior-level risk management team, led by our Senior Director, Enterprise Risk Management, along with more transparent reporting to the board and the risk committee on our top risks and risk profile.

Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our financial, operational and strategic objectives while maintaining or enhancing our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

EXECUTIVE SESSIONS

Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the lead director. The chair of the executive session may, at his or her discretion, invite our Executive Chairman & President, CEO, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD, COMMITTEE AND INDIVIDUAL DIRECTOR PERFORMANCE

As provided in our corporate governance principles, the board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the governance committee through an annual board self-evaluation survey. Beginning in 2014, we incorporated individual peer director evaluations. In addition, the audit, compensation, finance, governance, market regulation oversight and nominating committees each conducted an annual self-assessment in 2014. Beginning in 2015, the risk committee will also complete a self-evaluation.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

We have engaged an independent, third party, EthicsPoint, for the purpose of receiving complaints, including complaints relating to accounting, internal control over financial reporting or auditing matters. Concerns relating to financial matters are automatically referred to the chairman of the audit committee and will be handled in accordance with the procedures adopted by the audit committee. A copy of these procedures is available on our website.

CONTACTING THE BOARD OF DIRECTORS

Shareholders may contact the board of directors, including a committee of the board or the independent directors as a group, by using the following address:

CME Group Inc.

20 South Wacker Drive

Chicago, Illinois 60606

Email: directors@cmegroup.com

14	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

All communications received will be compiled by the Office of the Secretary and submitted to the governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter, as described below, and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter.” Any director may review any such communication or response thereto.

SHAREHOLDER ENGAGEMENT

Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback.

In early 2015, we engaged with our largest shareholders to discuss their views on exclusive forum bylaw provisions. The feedback received was summarized and presented to the governance committee. As a result, we are asking our shareholders to approve, on an advisory basis, a proposal to adopt an exclusive forum bylaw provision at the 2015 annual meeting of shareholders under Item 4 beginning on page 24.

Shareholder engagement through participation in our annual meeting is important to us. In 2014, the quorum at our meeting was approximately 86% of our total Class A and Class B shares outstanding.

We will continue to promote greater communication with our shareholders to better understand their views on current and trending corporate governance practices.

BOARD COMMITTEES

The board of directors has nine board level committees: audit; compensation; executive; finance; governance; market regulation oversight; nominating; risk, and strategic steering. The responsibilities of each committee are summarized in this proxy statement and described in more detail in each committee’s written charter. Copies of these charters are available on our website. In addition, the board has established three functional level committees to oversee our clearing functions, which are designed to include key market participants.

In the following descriptions of the board committee composition, the chairman is designated with a “C,” the independent members are designated with an “I” and public directors are indicated with a “P.”

Audit Committee

NUMBER OF MEETINGS IN 2014: 10

COMMITTEE MEMBERS:

•	Dennis H. Chookaszian (C,I)
•	Jeffrey M. Bernacchi (I)
•	Larry G. Gerdes (I,P)
•	William P. Miller II (I,P)
•	Terry L. Savage (I,P)
•	Dennis A. Suskind (I,P)
•	Steven E. Wollack (I)

The audit committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (Exchange Act) and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualification and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal controls.

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CORPORATE GOVERNANCE (CONTINUED)

The committee performs this function by monitoring our financial reporting process and internal controls and by assessing the audit efforts of the external auditors and the internal audit department. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

Compensation Committee

NUMBER OF MEETINGS IN 2014: 7

COMMITTEE MEMBERS:

•	J. Dennis Hastert (C,I,P)
•	Timothy S. Bitsberger (I,P)
•	Martin J. Gepsman (I)
•	Larry G. Gerdes (I,P)
•	Daniel R. Glickman (I,P)
•	William R. Shepard (I)
•	Howard J. Siegel (I)

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who are not officers of us, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section in accordance with applicable rules and regulations of the SEC for inclusion in our proxy statements.

Executive Committee

NUMBER OF MEETINGS IN 2014: 2

COMMITTEE MEMBERS:

•	Terrence A. Duffy (C)
•	Phupinder S. Gill
•	Charles P. Carey
•	Daniel R. Glickman (I,P)
•	Bruce F. Johnson (I)
•	Leo Melamed
•	Alex J. Pollock (I,P)
•	John F. Sandner
•	William R. Shepard (I)

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The executive committee is also responsible for conducting the annual performance evaluation of our CEO and presenting its conclusions to the board during an executive session.

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CORPORATE GOVERNANCE (CONTINUED)

Finance Committee

NUMBER OF MEETINGS IN 2014: 5

COMMITTEE MEMBERS:

•	Larry G. Gerdes (C,I,P)
•	Charles P. Carey
•	Dennis H. Chookaszian (I)
•	William P. Miller II (I,P)
•	Ronald A. Pankau (I)
•	Alex J. Pollock (I,P)
•	William R. Shepard (I)
•	Dennis A. Suskind (I,P)
•	David J. Wescott (I)

The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

Governance Committee

NUMBER OF MEETINGS IN 2014: 4

COMMITTEE MEMBERS:

•	Daniel R. Glickman (C,I,P)
•	Dennis H. Chookaszian (I)
•	J. Dennis Hastert (I,P)
•	Bruce F. Johnson (I)
•	Alex J. Pollock (I,P)
•	Terry L. Savage (I,P)

The governance committee assists the board by making recommendations on our corporate governance practices. The committee reviews and recommends changes to our corporate governance principles and other policies in the area of corporate governance and establishes a culture of compliance and ethics within the organization through its oversight of board governance policies and the employee code of conduct.

Market Regulation Oversight Committee

NUMBER OF MEETINGS IN 2014: 7

COMMITTEE MEMBERS:

•	William P. Miller II (C,I,P)
•	Timothy S. Bitsberger (I,P)
•	Larry G. Gerdes (I,P)
•	Alex J. Pollock (I,P)
•	Terry L. Savage (I,P)

The market regulation oversight committee assists the board with its oversight of matters relating to our operation of four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of our regulatory functions relating to our operations of designated contract markets, designated clearing organizations, a swap execution facility, global repository services and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

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CORPORATE GOVERNANCE (CONTINUED)

Nominating Committee

NUMBER OF MEETINGS IN 2014: 6

COMMITTEE MEMBERS:

•	Alex J. Pollock (C,I,P)
•	Martin J. Gepsman (I)
•	Larry G. Gerdes (I,P)
•	J. Dennis Hastert (I,P)
•	William R. Shepard (I)

The nominating committee reviews qualifications of potential candidates for Equity director and recommends to the board the slate for election at our annual meetings.

Risk Committee

NUMBER OF MEETINGS IN 2014: 2

COMMITTEE MEMBERS:

•	Dennis A. Suskind (C,I,P)
•	Jeffrey M. Bernacchi (I)
•	Timothy S. Bitsberger (I,P)
•	Dennis H. Chookaszian (I)
•	Larry G. Gerdes (I,P)
•	Howard J. Siegel (I)

The risk committee was established in August 2014. The risk committee reviews, assesses and provides oversight of the Company’s risk management practices, the integrity and adequacy of its ERM Program and the Compliance and Ethics (C&E) Program as described in more detail on page 14. In addition, the committee assists the board in its oversight of the effectiveness of the Company’s policies and processes to identify, manage and plan for its operational, strategic, financial and regulatory and compliance risks under its ERM Program and C&E Program.

Strategic Steering Committee

NUMBER OF MEETINGS IN 2014: 5

COMMITTEE MEMBERS:

•	Leo Melamed (C)
•	William R. Shepard (Vice C,I)
•	Terrence A. Duffy
•	Phupinder S. Gill
•	Charles P. Carey
•	Martin J. Gepsman (I)
•	J. Dennis Hastert (I,P)
•	James E. Oliff (I)
•	John F. Sandner
•	Howard J. Siegel (I)

The strategic steering committee assists and provides guidance to management and the board in fulfilling its responsibilities to oversee our long-range direction, corporate strategy and competitive position. The committee analyzes market trends, growth patterns and the impact of innovations that may create opportunity or risk for us.

18	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2015. Ernst & Young served as our accounting firm in 2014.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2015. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders. In connection with the audit of our 2014 financial statements, we entered into an engagement letter with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2015.

AUDIT COMMITTEE POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee provided the estimated fee of the proposed service does not exceed $100,000. The chairperson must report any decisions to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees billed by Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2014	2013
Audit(1)	$2,938,306	$2,251,657
Audit-Related Fees(2)	—	—
Tax Fees(3)	809,388	888,729
All Other Fees(4)	—	40,000
Total	$3,747,694	$3,180,386

(1)	The aggregate fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	The aggregate fees for assurance and related services including internal control and financial compliance reports and agreed-upon procedures not required by regulation.

(3)	The aggregate fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2014, tax compliance and preparation fees were $320,504.

(4)	The aggregate fees for permitted support and advisory services related to Clearing House regulation.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the above fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy. In providing their pre-approval, the audit committee

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ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015 (CONTINUED)

approves the proposed fees for the particular engagement. Any services exceeding pre-approved cost levels will require specific additional pre-approval by the audit committee unless such additional costs are less than the lessor of (i) $25,000 and (ii) 10% of the original cost estimate of the services previously approved. Any such cost overruns will be included as an informational item at the next audit committee meeting.

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of an audit committee financial expert.

Mr. Chookaszian

Mr. Chookaszian is considered to have each of the attributes of an audit committee financial expert based upon his prior service as CFO of CNA for 15 years, through his supervision of the CFO for nine years when he was CEO of CNA and CEO of mPower, and through his service as a public accountant for eight years with Deloitte and Touche. Mr. Chookaszian has been a member of our audit committee since 2004 and previously served as chairman of the Financial Accounting Standards Advisory Council, the group that provides advice to the Financial Accounting Standards Board (FASB) on their agenda and the effectiveness of accounting standards. Mr. Chookaszian also teaches a course on Corporate Governance and Accounting Standards and Controls at the University of Chicago Booth School of Business, Cheung Kong University in China and the Indian Institute of Professional Management in India. Throughout his career, he has served on the audit committee of seven other public and private organizations. He is also a member of the XBRL Advisory Council, which is the group that provides advice to the International Accounting Standards Board on the development of XBRL standards. He also currently serves on the Financial Crisis Advisory Group that provides advice to the G20 and to world-wide standards setters and regulators on the financial reporting issues related to the recent financial crisis and needed corrective actions. He has served in the past on numerous accounting related boards including the American Institute of CPAs (AICPA) Insurance Companies Accounting Standards Committee, the AICPA Group of 100, several FASB task forces, the Statement on Auditing Standards 99 task force on Internal Control Fraud Standards and the Public Oversight Board Blue Ribbon Panel on Audit Effectiveness.

Mr. Gerdes

Mr. Gerdes is considered to have each of the attributes of an audit committee financial expert based upon his service as the CEO of a public company for more than 15 years, which included oversight of the CFO and his service in the role of CFO for 10 years, six of which were at a public company. Mr. Gerdes has a Bachelor’s of Science and a Masters of Business Administration in Finance, which included courses in accounting. Mr. Gerdes has been a member of our audit committee since joining our board in 2007. He has served on audit committees of four other public companies over the past 15 years. Mr. Gerdes also is the founder of Gerdes Huff Investments.

Mr. Miller

Mr. Miller is considered to have each of the attributes of an audit committee financial expert primarily based upon his background and experience in preparing, modeling and analyzing financial statements in accordance with generally accepted accounting principles, which required him to develop and assess projected financial estimates, accruals and reserves. Mr. Miller has also been responsible for internal audit and compliance functions at Commonfund Group. Mr. Miller currently serves as chairman of the audit committee for American Axle and Manufacturing and has served as Chairman of the audit and risk management committee of the Dubai International Financial Exchange, Chairman of the audit and risk management committee of the BTOP 50 and Chairman of the audit committee of the New York Futures Exchange, a subsidiary of the New York Stock Exchange. Mr. Miller has served as a member of the Public Company Accounting Oversight Board (PCAOB) Standing Advisory Group and has testified before both the U.S. Congress and FASB on accounting and disclosure matters. Mr. Miller holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute. Mr. Miller has a Master’s of Business Administration from the Wharton Graduate Division of the University of Pennsylvania. He has served as a member of our audit committee since 2003.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class.

20	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting, and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Ernst & Young, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as providing an audit report on our internal control over financial reporting.

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee currently consists of seven independent directors as defined in the listing standards of the NASDAQ. Its duties and responsibilities are set forth in the audit committee charter approved by our board of directors which is available on our website. As previously discussed, the board of directors has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the audit committee charter, the primary responsibilities of the audit committee fall into three broad categories:

•	To serve as an independent and objective party to monitor our financial reporting process and internal control system.

•	To review and evaluate the audit efforts of the independent registered public accounting firm and internal audit function.

•	To provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit function and the board of directors.

The audit committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the audit committee charter. To carry out its responsibilities, the audit committee met 10 times during fiscal year 2014 and two times during 2015 with regard to fiscal year 2014.

In the course of fulfilling its responsibilities, the audit committee has:

•

Reviewed and discussed with management and Ernst & Young all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles.

•	Discussed with our senior management and Ernst & Young the process used for certifications by our CEO and CFO, which are required for certain of our filings with the SEC.

•	Reviewed and discussed with management the audit committee charter.

•

Discussed with representatives of Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.

•

Received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding the accounting firm’s communications with the audit committee concerning independence.

•	Discussed with Ernst & Young its independence from the company and management.

•	Reviewed payments to and pre-approved services of Ernst & Young in accordance with the audit and non-audit services policy.

•	Considered whether the provision by Ernst & Young of non-audit services is compatible with maintaining their independence.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	21

REPORT OF THE AUDIT COMMITTEE (CONTINUED)

Based on the foregoing, the audit committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in CME Group’s annual report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The audit committee also selected Ernst & Young as the independent registered public accounting firm for fiscal year 2015. The board is recommending that shareholders ratify that selection at the annual meeting.

The Audit Committee—2014

Dennis H. Chookaszian, Chairman

Jeffrey M. Bernacchi

Larry G. Gerdes

William P. Miller II

Terry L. Savage

Dennis A. Suskind

Steven E. Wollack

22	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 34 and Executive Compensation tables beginning on page 50.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY VOTE ON

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed on CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. We plan to include these advisory resolutions on an annual basis.

This proposal, commonly known as the “say on pay” proposal, gives you the opportunity to endorse our 2014 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2015 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say on pay” vote when considering future compensation arrangements.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be deemed approved.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	23

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR TENTH AMENDED AND RESTATED BYLAWS TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS

You are being asked to vote on a non-binding advisory proposal to adopt an amendment to our Tenth Amended and Restated Bylaws (Current Bylaws) to add a new Article IX to provide that, with certain exceptions, Delaware will be the exclusive forum for certain legal actions (Bylaw Amendment).

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT.

The form of the proposed Bylaw Amendment is as follows:

“ARTICLE IX

Forum for Adjudication of Certain Disputes

Section 9.1. Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding described in clauses (i) through (iv), the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section 9.1 with respect to any current or future actions or claims. For the avoidance of doubt, this Section 9.1 does not supersede any of the rules of any of the Corporation’s exchanges or the bylaws or charters of any of the Corporation’s subsidiaries, including, but not limited to, with respect to the jurisdiction and venue provisions of such rules, bylaws or charters applicable to claims brought by members of such exchanges or shareholders of such subsidiaries.”

The Current Bylaws, as proposed to be amended and marked to show the Bylaw Amendment, are attached as Appendix B to this proxy statement.

BACKGROUND

The Bylaw Amendment is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions regarding similar matters related to Delaware corporate law, our state of incorporation, by generally requiring the types of claims specified in the Bylaw Amendment (Covered Claims) be brought in a Delaware court. By adopting such a requirement, the Company seeks to assure the application of a relatively familiar body of case law and level of judicial expertise and to promote efficiency and cost savings in the resolution of any such claims. The Bylaw Amendment would provide the Company and its shareholders with greater predictability regarding the outcome of Covered Claims and would also mitigate the risks of wasteful, duplicative suits, the outcomes of which could be inconsistent (notwithstanding that each forum purports to follow Delaware law). The board believes that Delaware courts are best suited to address such claims given that the Company is incorporated in Delaware and that Delaware courts have a reputation for expertise in corporate law matters. Moreover, Delaware courts have in particular developed streamlined procedures and processes that help provide relatively quick, consistent decisions for litigating parties.

24	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR TENTH AMENDED AND RESTATED BYLAWS TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS (CONTINUED)

At the same time, the board believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the board determines that the Company’s interests and those of its shareholders would best be served by permitting such a claim to proceed in a forum other than the courts designated in the Bylaw Amendment.

Although some plaintiffs might prefer to litigate matters in a forum outside of Delaware because another court may be more convenient for them or more favorable for their claims (among other reasons), the board believes that the Bylaw Amendment would provide substantial benefits to the Company and its shareholders as a whole, as discussed above, that outweigh these concerns. Further, the Bylaw Amendment would only regulate the forum where shareholders may file Covered Claims. The Bylaw Amendment does not restrict the ability of our shareholders to bring such claims or the remedies available if such claims are ultimately successful.

The board is aware that certain proxy advisors, and even some institutional holders, take the view that they will not support an exclusive forum clause such as the Bylaw Amendment until the company requesting support can show it already has suffered material harm as a result of multiple shareholder suits filed in different jurisdictions regarding the same matter. The board believes that it is more prudent and in the best interest of shareholders to take preventive measures before the Company and the interests of most of its shareholders are materially harmed by the increasing practice of the plaintiff’s bar to file claims in multiple jurisdictions. It is important to note that this proposed action by the board is not being taken in reaction to any specific litigation confronting the Company; rather, this action is being taken on a prospective basis to prevent potential future harm to the Company and its shareholders.

The Bylaw Amendment requires that a court in which a Covered Claim is initiated in contravention of the Bylaw Amendment be willing to enforce its terms. It cannot be assured that all courts will determine that such a provision is enforceable or that courts will be willing to force the transfer of such proceedings to a Delaware court. However, the Company believes that if shareholders approve the Bylaw Amendment, a court would be more likely to enforce it.

Further, before approving the Bylaw Amendment, the governance committee and the board was informed of and considered, our shareholders’ views on this topic based on management discussions with certain shareholders in early 2015, which indicated they would support such a proposal submitted by management.

For the foregoing reasons, the board believes that generally providing for Delaware as the exclusive forum for Covered Claims is advisable to, and in the best interests of, the Company and its shareholders.

VOTE REQUIRED

Shareholder approval is not required for our board to amend the Current Bylaws; however, the board believes that shareholder approval of the Bylaw Amendment is important. To receive such approval, the Bylaw Amendment must receive a “FOR” vote from holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class. If the Bylaw Amendment is approved by our shareholders, the board intends to adopt the amendment as soon as practicable following the receipt of such approval. If the proposal is not approved, the board will reconsider whether the Bylaw Amendment is in the best interests of the Company and its shareholders.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	25

ITEM 5—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director. Each Class B director’s term will last until the 2016 annual meeting and until his or her successor is duly elected and qualified.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS.

If you own more than one share of Class B-1, Class B-2 or Class B-3 stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

CLASS B DIRECTOR NOMINEES

The following are the biographies for all of the Class B director nominees. Ages of the nominees are as of March 24, 2015.

CLASS B-1 DIRECTOR NOMINEES (Class B-1 Shares only)

Vote “FOR” the three nominees to be elected as your Class B-1 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominee.

Jeffrey M. Bernacchi (JMB)
Mr. Bernacchi, a CME, CBOT and NYMEX member, is an active independent trader of our markets and has been President and owner of JMB Trading Corp. since 1980 and managing member of Celeritas Capital, LLC since 2008. He serves on our board Risk and Audit committees. He is also a member of PRMIA, Professional Risk Managers’ International Association, a member of Hyde Park Angels, a leading Chicago-based angel investment group, and serves as an independent board member of Prism Analytical Technologies, a private company providing leading air testing technologies.	Director since: 2009 Age: 56
William W. Hobert (WH)
Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc. which is currently a member of WH Trading, LLC.	Director since: n/a Age: 51
Bruce F. Johnson (BBJ)
Mr. Johnson has been a member of CME for more than 30 years. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, Inc., a former futures commission merchant and former clearing firm, from 1969 through 2003. Mr. Johnson also serves on the board of the Chicago Crime Commission.	Director since: 1998 Age: 72 Public Directorships: ITUS Corporation
Jeremy J. Perlow (JAIR)
Mr. Perlow has been a member of CME since 1988. He has been the owner and principal trader of JAIR Trading since 1990. During his 27 year career, he has participated in the agricultural, FX and dairy markets. He continues to actively trade on the floor and electronically. He has served on the CME communications and CME new technology committees.	Director since: n/a Age: 47

Howard J. Siegel (EGLE)

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade today in our agricultural product suite on the floor and electronically. Mr. Siegel also serves as the Secretary and Treasurer of the CME Group Foundation.

Director since: 2000 Age: 58

VOTE REQUIRED

The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

26	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 5—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS (CONTINUED)

CLASS B-2 DIRECTOR NOMINEES (Class B-2 shares only)

Vote “FOR” the two nominees to be elected as your Class B-2 directors and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Patrick W. Maloney (PAT)

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994 – 1995, booth space committee 1992-1996 and floor practices committee 1995-1997.

Director since: n/a Age: 53
Ronald A. Pankau (PAN)
Mr. Pankau has been an independent trader since 1981. He serves as the Treasurer and Secretary of our political action committee and as a member of our finance, business conduct, pit supervision and arbitration committees. He is the owner and CEO of JH Best and Sons, a steel fabricating plant.	Director since: 2011 Age: 58

David J. Wescott (COT)

Mr. Wescott has been a member of CME for more than 25 years. He is a founder and partner in TradeForecaster Global Markets, an algorithmic trading and technology company. He has served as President of The Wescott Group Ltd. since 1991 and Managing Partner of the Dowd/Wescott Group since 2006. Mr. Wescott is currently a Managing Partner of DWG Futures. Mr. Wescott has served on numerous functional committees at CME.

Director since: 2003 1988-1995 Age: 58

James J. Zellinger (JZZ)
Mr. Zellinger has 50 years of experience in the following phases of the futures industry – operations, trading, risk and sales, 35 of them at the executive level. He is presently Senior Vice President of Wedbush Securities, a futures commission merchant and securities broker dealer. Mr. Zellinger is a former General Partner of Hennessey and Associates and as former Vice President of Operations at Globex Corp. was instrumental in setting procedures still in effect at CME’s Global Command Center. In addition to holding executive positions at Merrill Lynch, TransMarket Group, and Advantage Futures, Mr. Zellinger has served on numerous operations related exchange committees and is currently a member of the business conduct committee.

Director since: n/a Age: 69

VOTE REQUIRED

The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

CLASS B-3 DIRECTOR NOMINEES (Class B-3 shares only)

Vote “FOR” the one nominee to be elected as your Class B-3 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Elizabeth A. Cook (LZY)
Ms. Cook has been a member of CME since 1982. She was an independent floor broker in FX futures from 1982-1985, FX options from 1985-2001 and in the Eurodollar options market from 2002 to present. Ms. Cook is presently owner of MiCat Group LLC, specializing in option execution services. She was previously the owner of LZY Options LLC and Cook - Mattson Group LLC. Since 1988, she has served on numerous committees which include financial options, Eurodollar options, membership, floor conduct, business conduct and arbitration. Ms. Cook is an active member of the CME PAC and volunteers for Honor Flight Chicago and The ALS Association.	Director since: n/a Age: 54
Thomas J. Esposito (SPO)
Mr. Esposito has been a member of CME since 1985. Mr. Esposito was a floor broker in the S&P 500 from 1985 – 2001. Since 2001, Mr. Esposito has been the President and owner of SPO LTD trading where he engages in floor and electronic trading in the S&P 500. He currently serves on the floor conduct and business conduct committees.	Director since: n/a Age: 54

Steven E. Wollack (WLAK)

Mr. Wollack has been a member of CME since 1977. Mr. Wollack is an independent trader, attorney, expert witness and NFA arbitrator. Mr. Wollack’s legal clients have included futures commission merchants, traders and brokers. Mr. Wollack has served as an expert witness in cases before the CFTC, NFA and Federal and State courts. Mr. Wollack served as CME’s First Vice Chairman from 1989-1990, Second Vice Chairman in 1988 and Treasurer from 1986-87. He has also chaired and served on numerous committees while serving as a prior director.

Director since: 2013 1984-1995 Age: 72

VOTE REQUIRED

The one nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	27

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES

Our bylaws provide that holders of our Class B-1, Class B-2 and Class B-3 shares elect the members of their respective Class B nominating committees. The Class B nominating committees are not committees of our board of directors and serve only to nominate the slate of Class B directors for their respective classes. Each Class B nominating committee is composed of five members who serve for a term of one year. The existing members are responsible for selecting up to 10 candidates to stand for election as members of a particular Class B nominating committee. The five nominees with the greatest number of votes will serve on the applicable committee. Ages of the nominees are as of March 24, 2015.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS

SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES.

NOMINEES FOR 2016 CLASS B-1 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

William C. Bauman (WCB), 66 Mr. Bauman has been a member of CME since 1975. He is an independent floor trader. Mr. Bauman owns one CME membership.

Thomas A. Bentley (TAB), 58

Mr. Bentley has been a member of CME since 1981. Over his trading career, he has been a floor broker in Live Cattle since 1981 and a floor trader. Mr. Bentley trades through RCG Group and participates in the CME Ags—Live Cattle markets. He has also participated in the Eurodollar and S&P futures markets. Mr. Bentley served as a member of the CME board of directors for two years and has served on many CME committees, including arbitration, nominating and membership. He owns one CME membership.

Michael J. Downs (BMR), 57

Mr. Downs has been a member of CME since 1983. Over his trading career, he has traded CME products electronically from both an office and the trading floor. Mr. Downs trades through ADM and participates in the CME Ags market. Mr. Downs has served on the CME business conduct and probable cause committees for seven years. He owns one CME membership.

John C. Garrity (JCG), 68

Mr. Garrity has been a member of CME since 1974. Over his trading career, he has been a back option cattle broker. Mr. Garrity currently trades through ED&F Man Capital Markets and participates in the CME Ags Markets: pork bellies, cattle and hogs. Mr. Garrity has served on the CME nominating, arbitration and business conduct committees for several years. He owns one CME membership and one IOM membership.

Bradley S. Glass (BRAD), 49

Mr. Glass has been a member of CME since 1987. Over his trading career, he has been a local trader specializing in market making in back months and spreads in lean hog futures. Mr. Glass currently trades through Dorman Trading and participates in the CME Agriculture markets: lean hogs, live cattle and feeder cattle. Mr. Glass has served on numerous CME committees, including the clearing house operations, membership and the arbitration committees. He owns one CME membership.

Mark S. Kobilca (HTR), 59

Mr. Kobilca has been a member of CME since 1979. Over his trading career, he has been a trader, order filler and local on the floor. Mr. Kobilca trades through Dowd Wescott and currently participates in the live cattle, feeder cattle, lean hogs markets and also trades options on the meats. He owns one CME membership.

Douglas M. Monieson (DMON), 48

Mr. Monieson has been a member of CME since 1992. Over his trading career, he transitioned from floor trading to electronic trading. He is a second generation trader. He co-located and developed his own software to trade CME markets. He is an active investor in Chicago’s start up community. He serves as chairman of the board of the Hyde Park Angels, a leading Chicago-based angel investment group. He trades through Doug Monieson Trading and participates in the equity futures, livestock and currencies markets. Mr. Monieson has served on several CME committees, including the CME PAC, the floor conduct and nominating. He owns one CME membership and one CBOT Full membership.

28	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

Brian J. Muno (BJM), 53

Mr. Muno has been a member of CME since 1983. Over his trading career, he has traded his own account as a local in the lean hog pit. He also actively trades in the dairy cash call, the E-mini S&P, currencies and live cattle. His primary activity has been as a local both on the floor and electronically. Mr. Muno has served on many CME committees, including nominating, floor conduct and arbitration. He owns one CME membership.

Brett C. Simons (BCS), 45

Mr. Simons has been a member of CME since 1991. Over his trading career, he has been an independent electronic and floor trader and has been the owner and principal trader of Bullfrog Capital and of BCS Capital. He trades through Trean Group and has participated in the equity, agricultural, FX and interest rate markets. Mr. Simons owns one CME membership.

Michael J. Small (SML), 54

Mr. Small has been a member of CME since 1985. Over his trading career, he has been an order filler, 2nd option live cattle pit. Mr. Small trades through FC Stone and Trean and participates in the CME Ags markets. Mr. Small has served on the live cattle futures pit committee and the CME/CBOT floor conduct committee. He owns one CME membership.

VOTE REQUIRED

The five nominees for the Class B-1 nominating committee receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR 2016 CLASS B-2 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Richard J. Duran (RJD), 65

Mr. Duran has been a member of CME since 1979. Over his trading career, he has been an active trader, speculator and investor. He currently trades through Mocho Trading, an HFT trading group. Mr. Duran was previously a trader and broker on the exchange floor and a partner in a clearing firm. He has served on numerous CME committees, including the nominating and membership committees. He owns one IMM membership.

Yra G. Harris (YRA), 60

Mr. Harris has been a member of CME since 1977. During his trading career, he has been actively trading for his personal account as well as a blogger and consultant on industry matters. He currently participates in currencies, metals and all interest rate markets. Mr. Harris was previously a local and electronic trader as well as a floor trader and broker. He currently trades through Shepard International. Mr. Harris served as a member of the CME board of directors for six years and chaired many CME committees. In addition, he was a member of many committees, including strategic planning, GLOBEX and business conduct. He owns one IMM membership and two AM memberships.

Patrick J. Lahey (XDE), 36

Mr. Lahey has been a member of CME since 2015 and a member of CBOT since 2013. He was previously a member of CME from 2002 to 2003. During his trading career, he has been a senior trader and partner in WH Trading’s Chicago office where he chairs the firm’s risk and futures committees. Mr. Lahey was previously the managing director of the WH Trading London office. He currently participates in the CME FX, interest rates and Ags markets. Mr. Lahey is an electronic proprietary trader. He is the recognized owner of one IMM membership.

Gary M. Lev (GL), 59

Mr. Lev has been a member of CME since 1983. During his trading career, he has been an independent trader and is currently a partner in a residential real estate group. Mr. Lev is a local in the S&P market. He has served on numerous CME committees, including the pit, pit supervision/floor conduct and the equity indices committees. Mr. Lev has been a member of the CME PAC board for 25 years. He owns one IMM membership.

Patrick J. Mulchrone (PJM), 56

Mr. Mulchrone has been a member of CME since 1980. During his trading career, he has been a self-employed partner and electronic trader at Advantage Futures. He currently trades through Advantage Futures, LLC and participates in the currencies, Eurodollar and treasuries markets. Mr. Mulchrone has served on many CME committees for 30 years, including the disciplinary and nominating committees and is a former member of the CME board. He owns one CME membership, one IMM membership and one IOM membership.

Stuart A. Unger (UNG), 66

Mr. Unger has been a member of CME since 1975. During his trading career, he has developed and promoted futures business through Price Futures Group which consists of brokers, branch offices, and GIBs (Guaranteed Introducing Brokers). This business includes the futures industry worldwide with coordination targeting agriculture business, speculative, commercial and hedging type business. Mr. Unger has been a broker, floor trader and local. He currently trades through Price Futures Group. Mr. Unger participates in the cattle, Eurodollar and LIBOR markets. Mr. Unger has served on many CME committees, including the nominating, floor practice and LIBOR pit committees. He owns one IMM membership.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	29

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

Gregory J. Veselica (GV), 59

Mr. Veselica has been a member since 1979. During his trading career, he has served as a managing director of Buttonwood Group Trading LLC, trading manager and independent trader. Mr. Veselica is a local and electronic trader. He currently trades through PNT Financial LLC. Mr. Veselica participates in the Eurodollar futures and NYMEX energy futures markets. Over the span of 30 years, he has participated in many different CME committees, including the probable cause and the product development committees. He owns one IMM membership.

Barry D. Ward (BDW), 50

Mr. Ward has been a member of CME since 1990. During his trading career, he has traded his personal account and was involved with proprietary trading groups as both an equity owner and as a trader. Mr. Ward is a Managing Director at TJM Holdings, LLC. He currently participates in the Eurodollar futures and E-Mini S&P markets. Mr. Ward has served on the Class B-2 nominating and pit committees and was Pit Vice Chairman from 1998-2004. He owns one IMM membership.

VOTE REQUIRED

The five nominees for the Class B-2 nominating committee receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR 2016 CLASS B-3 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

J. Kenny Carlin (JKC), 54 Mr. Carlin has been a member of CME since 1985. He is an independent floor broker. Mr. Carlin owns one IOM membership.

Nick C. Castrovillari (NIC), 61

Mr. Castrovillari has been a member of CME since 1982. Mr. Castrovillari continues to trade equity futures while owning Soulistic Studio and Spa, a green holistic wellness center focusing on pilates and yoga along with organic spa services. He participates in the S&P 500, Midcap 400 and NASDAQ markets. Mr. Castrovillari has served on the arbitration committee for over 15 years and as the Pit Vice Chairman from 1995-2008. He owns one IOM membership.

Bryan P. Cooley (COOL), 54

Mr. Cooley has been a member of CME since 1994. During his trading career, he has been a broker and order filler. He currently participates in the equities markets. Mr. Cooley has been a member of the CME Group PAC for 5 years and has also served on the nominating and the arbitration committees. He owns one IOM membership.

Lester E. Crockett Jr. (LCT), 47

Mr. Crockett has been a member of CME since 1989. During his trading career, he has traded SF/DM options and Eurodollar options. He currently trades through WSP Commodities, LLC and participates in the Eurodollar options and Eurodollar futures markets. Mr. Crockett has been a floor trader, electronic trader and local. He has served on the pit committee and has been the co-chairman of the Eurodollar options pit. He owns one IOM membership.

Mario J. Florio (MRO), 42 Mr. Florio has been a member of CME since 1994. He is an independent floor trader. Mr. Florio owns one IOM membership.
David P. Gaughan (VAD), 43 Mr. Gaughan has been a member of CME since 1994. During his trading career, he has been a local in the S&P 500 futures market. Mr. Gaughan owns one IOM membership.

Kevin P. Heaney (FROG), 36

Mr. Heaney has been a member of CME since 2006. During his trading career, he has been a partner and owner of two different brokerage groups in the Eurodollar options pit. He has also been the lead broker at both of these companies. He currently trades through Constitution Capital, L.L.C. Mr. Heaney owns one IOM membership.

Donald S. Sliter (SLI), 57

Mr. Sliter has been a member of CME since 1986. During his trading career, he has been a local trader in the S&P futures pit. In addition, he has been a floor trader and an electronic trader. Mr. Sliter currently trades through Olympus Futures and participates in the S&P, S&P options and NASDAQ markets. He owns one IOM membership.

Jayne A. Valio (JAV), 55

Ms. Valio has been a member of CME since 1985. During her trading career, she has been a broker in the currency options market. Ms. Valio has served on the pit committee and arbitration committee. She owns one IOM membership.

30	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

Paul D. Zirpolo (ZIR), 56

Mr. Zirpolo has been a member of CME since 1987. During his trading career, he has traded Live Cattle futures, Lean Hog futures and S&P 500 futures. Mr. Zirpolo trades through Trean Group. Mr. Zirpolo has been a floor trader, electronic trader and local. He owns one CME membership and one IOM membership.

VOTE REQUIRED

The five nominees for the Class B-3 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	31

COMPENSATION COMMITTEE MATTERS

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT GROUP

The compensation committee is comprised of seven independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Executive Chairman & President, CEO and the other members of our executive team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.

There were seven meetings of the committee in 2014. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR EXECUTIVE CHAIRMAN & PRESIDENT AND CEO IN APPROVING COMPENSATION FOR OUR SENIOR MANAGEMENT GROUP

The committee is solely responsible for approving the compensation of our senior management group. The committee, however, takes into consideration the recommendations of our Executive Chairman & President and CEO in approving compensation for other members of our senior management group.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CEO ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the CEO to approve equity awards and annual cash bonus awards for employees other than the Executive Chairman & President, members of our executive team and our chief accounting officer. The committee reviews annual reports on the use of such delegation.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to create appropriate incentive for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 34, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed base pay is intended to provide a steady income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.

•	Our annual cash bonus plan for our senior management group and other senior employees will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

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COMPENSATION COMMITTEE MATTERS (CONTINUED)

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk-taking.

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.

•

We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

The committee has engaged Meridian Compensation Partners, LLC to serve as its independent advisor. During 2014, Meridian advised the committee regarding the revised employment agreements with our Executive Chairman & President and CEO. Meridian also provided information on trends in executive compensation as well as general executive compensation advice. In early 2014, Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates also provided legal counsel to the committee regarding the revised employment agreements.

Management also engages its own consultants to provide advice on the design of various compensation programs. Specifically in 2014, management engaged Exequity LLC to provide advice on both short- and long-term incentive design and other more general executive compensation matters.

Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

The committee has assessed the independence of the advisors it engaged in 2014 relative to the six factors identified by the SEC and NASDAQ and determined they are independent and without conflict of interest.

OUR COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY

During 2014, none of the members of the committee served at any time as an officer or employee of CME Group or received any compensation from us other than in his capacity as a member of the board or a committee thereof or compensation for service on the board of one of our wholly-owned subsidiaries. Except as described below regarding Mr. Shepard, none of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges or as an employee of one of our clearing or member firms. Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $89 million in 2014 in connection with trading activity conducted on our exchanges. Such fees are consistent with those prevailing at the time for corresponding activity by other similarly situated unrelated third parties. None of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served on our compensation committee during 2014.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our executive team. These individuals along with our named executive officers are referred to as our senior management group.

CME Group named executive officers

Our named executive officers for 2014 were:

•	Phupinder S. Gill, Chief Executive Officer

•	John W. Pietrowicz, Chief Financial Officer

•	Terrence A. Duffy, Executive Chairman & President

•	Kimberly S. Taylor, President Global Operations, Technology & Risk

•	Bryan T. Durkin, Chief Commercial Officer

•	James E. Parisi, Former Chief Financial Officer

For the biographies of our currently serving named executive officers and our other executive officers, please see Item 1. Business—Employees—Senior Leadership Team and Executive Officers beginning on page 14 of our Annual Report on Form 10-K, filed with the SEC on February 26, 2015.

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. We believe the changes made in recent years to enhance the performance orientation of our program have been well received by shareholders, as evidenced by our “say on pay” vote results.

At our 2014 annual meeting of shareholders, approximately 97% of shareholders voted FOR the approval of our non-binding advisory vote on the compensation of our named executive officers. We plan to continue to hold annual advisory votes on executive compensation, which is consistent with the outcome of the shareholder advisory vote in 2011 on the frequency of such votes.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 14 of this proxy statement.

You should read this section in conjunction with the advisory vote we are conducting on the compensation of our named executive officers under Item 3 on page 23 as it contains information that is relevant to your voting decision.

EXECUTIVE SUMMARY

Our business

As the operator of a global derivatives marketplace, we offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural commodities and metals. We bring buyers and sellers together through our CME Globex electronic trading platform across the globe and our open outcry trading facilities in Chicago and New York City, and provide hosting, connectivity and customer support for electronic trading through our co-location services. We provide clearing and settlement services for exchange-traded contracts, as well as for cleared swaps, and provide regulatory reporting solutions for market participants through our global repository services in the United States, United Kingdom and Canada. Finally, we offer a wide range of market data services—including live quotes, delayed quotes, market reports and a comprehensive historical data service—and continue to expand into the index services business. For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2014 annual report and the business highlights in the Summary Information on page 1.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

2014 compensation highlights for our named executive officers

The compensation committee took the following compensation actions with respect to our named executive officers during 2014 or related to 2014 performance:

•	Entered into revised employment agreements with Messrs. Duffy and Gill in early 2014. The details of the revised employment agreements for Messrs. Duffy and Gill can be found beginning on page 58.

•	Entered into a retention agreement with Mr. Parisi to assist with the orderly transition of the chief financial officer duties to Mr. Pietrowicz, the details of which can be found on page 38.

•	Base pay increases were awarded to Mr. Pietrowicz, Mr. Parisi, Ms. Taylor and Mr. Durkin in 2014, and Mr. Pietrowicz in early 2015, as described on page 42.

•

Awarded bonuses to our named executive officers based on our achievement of 2014 cash earnings at 103.5% of the target goal as described beginning on page 43. For 2014, we continued to set a cash earnings goal that required significant effort on behalf of our management in the continued challenging environment.

•	Increased the annual equity award target opportunity for our named executive officers from 175% to 200% of base salary to better align with market levels.

•

Replaced the three-year cash earnings growth per share metric used in the performance share design with three-year growth in net income margin measured on a relative basis to increase the focus on expense management and to better diversify the metrics used in our incentive design.

•

Awarded performance shares to our senior management group in September 2014 with goals tied to our growth in net income margin as compared to the diversified financial services index of the S&P 500 and total shareholder return as compared to the S&P 500 measured over a three-year period (2015-2017), as described on page 45.

•

Awarded performance-granted restricted shares in March 2014 to Messrs. Duffy and Gill which were earned based on the company’s 2013 relative total shareholder return performance achievement at the 80th percentile of the S&P 500. The performance-granted restricted shares are described on page 46.

•

In 2014, 50% of target total compensation for our named executive officers was considered performance-based, as it was directly tied to cash earnings, relative net income margin growth or relative stock performance goals.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with performance and position the Company for creating long-term shareholder value including:

•

Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 43. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•

In addition to verifying the annual achievement of cash earnings for purposes of our bonus program, our compensation committee also considers other elements of our performance, such as our net income, total shareholder return, earnings per share and return on equity, as appropriate.

•

Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

with growth in net income margin relative to the diversified financial services index of the S&P 500 and total shareholder return relative to the S&P 500 as the performance metrics. We also use performance shares for key longer-term growth initiatives to focus select leaders on the achievement of financial metrics and/or operational milestones associated with our most critical growth initiatives. The annual equity award opportunities for our named executive officers are set forth on page 45.

•	Our senior management group is subject to stock ownership guidelines as discussed on page 48.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus on achievement that benefits us and our shareholders. In support of that objective, a significant portion of the pay package for our CEO, Mr. Gill, and each of the other named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of the total pay of the individual serving as CEO at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years. Total shareholder return (TSR) is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2010 and its performance is tracked through December 31, 2014.

CEO pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding, in-the-money stock options at year end measured as the difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured using our stock price at year end.

•

The value of performance share awards is shown as (1) the value realized on vesting for any earned shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the market value of the shares actually earned at the completion of the performance period but have not yet vested, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee based on achievement of the performance goals.

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel those values do not reflect the value actually received as a result of actual stock and financial performance. We believe the value of stock option, restricted stock and performance share awards as shown in this section better reflects the true alignment of our CEO’s pay with our stock performance. As the graphic shows, our CEO’s total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

On balance, CEO pay shows alignment with both stock performance and cash earnings given the focus on these measures in our incentive opportunities.

CEO Total Pay

	2010	2011	2012	2013	2014
Summary Compensation Table
Salary	$1,000,000	$1,000,000	$937,692	$1,000,000	$1,000,000
Non-Equity Incentive Plan Compensation	$2,295,737	$1,568,179	$609,047	$1,106,564	$1,176,000
Change in Pension Value	$24,106	$51,907	$66,481	$—	$71,395
All Other Compensation	$140,349	$284,230	$153,094	$146,073	$175,103
Option Exercises and Stock Vested
Option Awards: Value Realized on Exercise	$6,148,392	$—	$—	$2,054,210	$3,564,950
Restricted Stock Awards: Value Realized on Vesting	$604,876	$979,143	$609,212	$1,072,870	$1,091,866
Performance Stock Awards: Value Realized on Vesting	$—	$—	$—	$83,976	$100,229
Total Actual Pay	$10,213,460	$3,883,459	$2,375,526	$5,463,693	$7,179,543
Outstanding Equity Awards at Fiscal Year End(1)
Option Awards: Unrealized Gain	$11,269,341	$6,287,878	$3,500,295	$6,505,734	$3,735,145
Restricted Stock Awards: Market Value of Shares That Have Not Vested	$3,893,175	$3,759,341	$1,849,455	$2,647,633	$3,181,560
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$—	$—	$269,564	$313,055	$235,809
Performance Stock Awards: Value of Performance-based Restricted Stock Earned but Granted after Year-End	$—	$—	$—	$250,000	$—
Total Unrealized Value of Outstanding Equity Awards(1)	$15,162,516	$10,047,219	$5,619,314	$9,716,422	$7,152,514
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	(34)%	(44)%	73%	(26)%
Change in Total Unrealized Value of Outstanding Equity Awards	$—	$(5,115,297)	$(4,427,905)	$4,097,108	$(2,563,908)
CEO Name	Donohue	Donohue	Gill	Gill	Gill

(1)	These amounts do not reflect compensation delivered each year but rather a snapshot which includes the value of all unexercised stock options, unvested restricted shares, and unvested performance shares earned as of each year end. Awards may be outstanding for up to 10 years given the 10-year option term or up to four years given the four-year restricted stock vesting period and are included in each year-end snapshot until the year in which the option is exercised or restricted shares vest, at which point the actual value received will be reported in the Total Actual Pay section above.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

CFO TRANSITION

In August 2014, Mr. Parisi, our CFO since 2004, informed the company that he intended to retire from his position as CFO. As part of our succession plan, the board appointed Mr. Pietrowicz, who had been serving as Senior Managing Director, Corporate Development & Finance, to the position of CFO effective upon Mr. Parisi’s retirement from the position. Messrs. Parisi and Pietrowicz worked together to effectuate an orderly transition, which was completed on December 10, 2014. Mr. Parisi remained employed with the organization through December 31, 2014.

PARISI RETENTION AGREEMENT

In connection with his retirement, we entered into a retention agreement with Mr. Parisi in September 2014. Under the terms of the agreement, in exchange for a release of claims against the Company and as consideration for agreeing to remain employed through December 31, 2014 to assist with the transition of duties, Mr. Parisi remained eligible for a bonus under the Annual Incentive Plan for the 2014 plan year, subject to the attainment by the Company of the applicable performance goals. The committee subsequently approved a bonus reflective of the Company’s achievement of 103.5% of target level performance. In addition, upon his termination from the Company, all of his outstanding time-vesting equity grants that would have otherwise vested if he had remained employed through December 31, 2015 became vested within five business days of his retirement date. Mr. Parisi forfeited other outstanding time-vesting equity awards and all outstanding performance-based equity awards.

Mr. Parisi remains subject to a confidentiality, non-competition and non-solicitation agreement that prohibits him for one year post-termination from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner or independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by Mr. Parisi to the Company, to a competing business.

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Our program is designed to be consistent with best practices

The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2014, approximately 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, relative net income margin growth or relative total shareholder return performance goals.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment and change of control provisions.

•

We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include “golden parachute” tax gross ups.

•	We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives’ interests are linked to those of our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.

We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay, we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee within its discretion may make alterations based on its evaluation of the benchmarking data as it deems appropriate to ensure that our senior management compensation is performance-based and competitive in nature.

CME Group compensation peer group

The following 17 companies served as our peer group for benchmarking our program for our senior management and members of our board of directors in 2014.

Dun & Bradstreet Corp.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	McGraw Hill Financial Inc.
Moody’s Corp.	Nasdaq OMX Group Inc.
Northern Trust Corp.	Paychex Inc.
Schwab (Charles) Corp.	T. Rowe Price Group Inc.
TD AMERITRADE Holding Corp.	Western Union Co.
Yahoo Inc.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

In early 2014, the committee conducted a review of our peer group companies with the goal of ensuring the peers remain relevant and comparable in terms of size. The committee approved changes to the peer group, including the removal of Automatic Data Processing Inc. and eBay Inc. and the addition of McGraw Hill Financial Inc. and Equifax Inc. In addition, NYSE Euronext ceased to be considered a separate peer company as it was acquired by IntercontinentalExchange Inc.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group are generally between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of review in 2014, CME Group was positioned at the 35th percentile of the peer group on revenue and at the 91st percentile on market capitalization.

Comparison of CEO pay to other named executive officers

The differences between the allocation of compensation of our CEO and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the CEO or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Role of individual performance in the program

While consideration of benchmarking data to ensure that our compensation is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of specific goals is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive fairly based upon their job duties and level of responsibility.	Summary Compensation Table on page 50 under “Salary” and described on page 42.
Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings. Annual target levels set to encourage significant effort and growth. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.	Summary Compensation Table under “Non-Equity Incentive Compensation,” Grants of Plan- Based Awards on page 51 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 42.
Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial and stock performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards,” Grants of Plan-Based Awards under the columns referencing equity awards, Option Exercises and Stock Vested on page 56 and described on page 44.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	Summary Compensation Table
under “Change in Pension Value
and Non-Qualified Deferred
Compensation Earnings” and “All
Other Compensation,” Pension
Benefits on page 56 and Non-
Qualified Deferred Compensation
on page 57.
Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change in control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 58 and described on page 47.

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management group, who have more direct responsibility for the performance of CME Group, should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

•	Base salary should decrease as a percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers for 2014 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
20%	24%	51%	5%

(1)	Annual cash bonus is composed of amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)	Note the annual equity value shown in the Summary Compensation Table includes the restricted stock award made in September 2014, the performance shares awarded in September 2013 based on 2014-2016 cash earnings growth achievement, and the performance shares awarded in September 2014 based on 2015-2017 net income margin growth relative to the diversified financial services index of the S&P 500 and 2015-2017 total shareholder return relative to the S&P 500.

(3)	Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

Description of each element of compensation

Base pay

We generally target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.

•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the Executive Chairman & President and CEO (except in the case of their own compensation).

In general, the compensation committee considers salary increases for the senior management group on an annual basis. In early 2014, the committee approved a base salary increase for Ms. Taylor from $600,000 to $700,000, for Mr. Durkin from $600,000 to $700,000, and for Mr. Parisi from $500,000 to $550,000 to recognize their contributions and expanding responsibilities and to better align with competitive market levels. In March 2014, Mr. Pietrowicz received a base salary increase from $350,000 to $400,000 in recognition of his contributions. In early 2015, the committee approved a base salary increase for Mr. Pietrowicz from $400,000 to $450,000, in recognition of his increasing responsibilities associated with his promotion to CFO.

Bonus

Our annual bonus program is designed to focus the named executive officers and other members of senior management on the accomplishment of specific goals. In support of our philosophy, the performance-based bonus awards only pay out when we achieve cash earnings at or above the threshold level. We use this metric because we believe it provides a transparent view of CME Group’s performance during the year. Cash earnings is also the metric used in our dividend policy. Our current dividend policy provides that our dividend target for our regular quarterly dividends will be based on approximately 50% of the prior year’s cash earnings.

The cash earnings target is approved by our board of directors as part of our annual planning process and is also approved by the compensation committee as the performance metric for annual bonus opportunities (adjusted to eliminate the impact of certain non-operating items). During the annual planning process, members of our senior management group undergo a detailed process to develop our annual operating budget and our revenue and growth expectations which are used to formulate the projected cash earnings target for the following year. In setting the goals for the upcoming year, it is expected that such goals will be set at levels that require significant achievement on the part of our senior management group taking into consideration CME Group’s current circumstances and the overall state of the industry. The 2014 cash earnings target was set at $1.25 billion.

Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 75% of the target performance goal for 2014. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 120% of the established target goal.

42	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Our cash earnings are calculated using the following formula for purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Expense*

= Bonus Incentive Plans Cash Earnings

Target as approved by compensation committee

*Adjusted on an after tax basis

The following shows our cash earnings goals and actual achievement for 2014 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$938 million	$1.25 billion	$1.5 billion	$1.29 billion

The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2014, the committee approved adjustments for certain non-performance items, such as deferred tax and foreign exchange fluctuation impacts, consistent with prior practice.

2014 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the bonuses for the named executive officers for 2014 based on our achievement of cash earnings and in recognition of the previously discussed accomplishments set forth on page 1.

The table below shows the payout opportunities and actual bonus payments for 2014 as well as a comparison to actual 2013 cash bonuses for the named executive officers.

2014 Named Executive Officer Bonus Awards
Name	Bonus Plan Target as % of Salary	Bonus Plan Target	Bonus Plan Maximum as % of Salary	Bonus Plan Maximum	2014 Annual Bonus as % of Salary	2013 Annual Bonus	2014 Annual Bonus	Percentage Change
Phupinder S. Gill	100%	$1,000,000	200%	$2,000,000	117.6%	$1,106,564	$1,176,000	6%
John W. Pietrowicz(1)	100%	388,462	200%	776,923	117.6%	322,000	456,831	42
Terrence A. Duffy	100%	1,250,000	200%	2,500,000	117.6%	1,383,206	1,470,000	6
Kimberly S. Taylor	100%	700,000	200%	1,400,000	117.6%	663,939	817,773	23
Bryan T. Durkin	100%	700,000	200%	1,400,000	117.6%	663,939	817,773	23
James E. Parisi	100%	550,000	200%	1,100,000	117.6%	553,282	644,087	16

(1)	Mr. Pietrowicz was promoted to CFO in 2014. The amount listed under 2013 Annual Bonus was based on the role he held at that time.

Our 2014 actual annual cash earnings results were 103.5% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at approximately 117.6% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.

Other members of our senior management group have target bonus opportunities ranging from 75% to 100% of their base earnings.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

Prior to 2011, we used stock options and time-vested restricted stock as the primary long-term incentive vehicles. In 2011, we enhanced our compensation program by introducing performance shares to our annual equity grant program for our senior management group. Since 2012, the annual equity awards for members of our senior management group have been delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•

At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Executive Chairman & President and CEO using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the CEO to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The CEO provides the committee with an annual report on awards granted under such delegated authority.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance based shares prior to the achievement of performance goals. Beginning with the 2010 annual equity grant, dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

In September 2014, the annual grants for our senior management group were comprised of 50% performance shares and 50% time-vested restricted stock. The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 39, we generally target total compensation in the 50th percentile of our peer group. Through our benchmarking process, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation. In early 2014, the committee approved an increase in the annual equity award target opportunity for the named executive officers from 175% to 200% of base salary to better align with competitive market levels.

The committee has the discretion to adjust the annual equity awards for the Executive Chairman & President and CEO in a range of 15% above or below the target opportunity listed in the table below to distinguish for individual performance. The committee has the discretion to adjust equity awards for the other members of our senior management group from 0.5 to 1.5 times the target opportunities listed in the following table to distinguish for individual performance. The annual equity awards for the named executive officers were generally made at the target levels for 2014.

44	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2014.

2014 Named Executive Officer Equity Awards
Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(1)
Phupinder S. Gill	200%	$2,000,000	100%	$2,000,000
John W. Pietrowicz(2)	183%	800,000	101%	809,098
Terrence A. Duffy	200%	2,500,000	100%	2,500,000
Kimberly S. Taylor	200%	1,400,000	100%	1,400,000
Bryan T. Durkin	200%	1,400,000	100%	1,400,000

(1)	The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table.

(2)	Mr. Pietrowicz received an award in September 2014 based on his role at the time of grant, which had an annual equity target of 125% of base salary. As CFO, his annual equity award target is 200% of salary. Under the terms of our equity program, he received a pro rata equity award in March 2015 in connection with his promotion to CFO, the value of which is included in the above table. The blended target would have been approximately 183% of base salary, which is reflected above.

Mr. Parisi did not receive an annual equity award in September 2014, due to his impending retirement.

Performance shares tied to 2015-2017 performance

The September 2014 performance share award criteria were divided with 50% based on growth in net income margin relative to the diversified financial services index of the S&P 500 and 50% based on total shareholder return relative to the S&P 500, measured over 2015 through 2017. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metrics:

Relative Net Income Margin Growth Performance % of Target Award Earned				Relative TSR Performance % of Target Award Earned
Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile	Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
0	50%	100%	200%	0	50%	100%	200%

The details of the performance share awards granted in September 2014 tied to 2015-2017 growth in net income margin relative to the diversified financial services index of the S&P 500 and total shareholder return relative to the S&P 500 are as follows:

Annual Performance Shares Awarded in 2014 and 2015
			Performance Share Payout Opportunity (in Shares)
Name	Award Date	Performance Metric	Threshold	Target	Maximum
Phupinder S. Gill	9/15/2014	2015-2017 Net Income Margin Growth	3,132	6,264	12,528
	9/15/2014	2015-2017 TSR	3,132	6,264	12,528
John W. Pietrowicz	9/15/2014	2015-2017 Net Income Margin Growth	840	1,680	3,360
	9/15/2014	2015-2017 TSR	840	1,680	3,360
	3/16/2015	2015-2017 Net Income Margin Growth	341	681	1,362
	3/16/2015	2015-2017 TSR	341	681	1,362
Terrence A. Duffy	9/15/2014	2015-2017 Net Income Margin Growth	3,915	7,830	15,660
	9/15/2014	2015-2017 TSR	3,915	7,830	15,660
Kimberly S. Taylor	9/15/2014	2015-2017 Net Income Margin Growth	2,193	4,385	8,770
	9/15/2014	2015-2017 TSR	2,193	4,385	8,770
Bryan T. Durkin	9/15/2014	2015-2017 Net Income Margin Growth	2,193	4,385	8,770
	9/15/2014	2015-2017 TSR	2,193	4,385	8,770

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Initiative-based performance shares

In addition to annual equity awards, certain members of our senior management group are eligible to receive performance share awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the Executive Chairman & President and CEO, subject to approval by the compensation committee. Under this program, awards are earned based on performance against initiative-specific operational milestones or financial goals as certified by the committee.

We did not grant any such initiative-based performance shares to members of our senior management group in 2014, but previous awards made to members of our senior management group were tied to 2014 performance goals. Mr. Pietrowicz received an award in 2011 tied to his responsibility to one of our strategic initiatives which had a goal tied to 2014 performance. Ms. Taylor received an award in 2012 tied to her responsibility to a key strategic initiative which also had a goal tied to 2014 performance.

The following table shows total payout opportunities of the previously granted initiative-based performance shares tied to 2014 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2015.

Initiative-Based Performance Share Opportunity Tied to 2014 Performance
			Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
Name	Award Date	Performance Metric	Threshold	Target	Maximum
John W. Pietrowicz(1)	12/15/2011	2014 Key Strategic Initiative	325	650	1,300	735
Kimberly S. Taylor(1)	12/14/2012	2014 Key Strategic Initiative	718	1,435	2,870	2,870

(1)	The committee certified performance results associated with the initiative-based awards tied to 2014 performance goals on February 23, 2015. Based on the committee’s certification, the pre-established goal associated with Mr. Pietrowicz’s award was achieved above the target level, resulting in 113% of the target shares to be paid. For Ms. Taylor’s award, the committee certified that the pre-established goal was achieved at the maximum level, resulting in 200% of the target shares to be paid. These shares became vested on March 15, 2015.

Performance-based grant of restricted stock

In lieu of participation in our initiative-based performance share program, Messrs. Duffy and Gill are entitled to receive an annual grant of time-vested restricted stock with a value of up to 100% of their base salary based upon the achievement of outstanding performance as measured based on cash earnings and total shareholder return measured over the prior year:

Outstanding Cash Earnings Performance Award			Outstanding TSR Performance Award
	For each 0.1% Above 120% of Goal	At or Above 130% of Goal		For each 0.1% Above 75th Percentile	At or Above 85th Percentile
Value of Performance Award as % of base salary	0.5%	50%	Value of Performance Award as % of base salary	0.5%	50%

Shares were granted in March 2014 associated with the achievement of total shareholder return performance at the 80th percentile of the S&P 500 in 2013. The committee certified the performance and approved awards of time-vested restricted shares for Messrs. Duffy and Gill which were granted on March 14, 2014 with a value equal to 25% of their respective salaries. Mr. Gill received 3,316 restricted shares and Mr. Duffy received 4,148 restricted shares in connection with this award. These shares vest over a four-year period with 25% vesting each year.

For 2014, our actual cash earnings performance was 103.5% of the target goal and our total shareholder return performance was at the 48th percentile of the S&P 500. As a result, no shares were granted to Messrs. Duffy and Gill under this program based on 2014 performance.

Special retention award of restricted stock

In March 2014, we granted a special retention award to Mr. Pietrowicz with a value of $525,000, comprised of 6,968 restricted shares, vesting over a two-year period, with 50% vesting in March 2015 and 50% vesting in March 2016, subject to continued employment. No other special awards were granted to our named executive officers in 2014.

46	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 57.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and the Non-Qualified Deferred Compensation Plans on pages 56 and 57, respectively.

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Messrs. Duffy and Gill. Additionally, all of our senior level employees are entitled to an annual physical examination. The aggregate value of all perquisites received by each named executive officer in 2014 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Our employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of three times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contracts contain compensation terms in line with our overall compensation program and philosophy. A description of the employment agreements we have with Messrs. Duffy and Gill is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 58.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 58.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The Executive Chairman & President and CEO: shares with a value equal to at least a multiple of five times base pay.

•	Other members of the senior management group: shares with a value equal to at least a multiple of three times their respective base pay.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2014 review, all of our named executive officers had satisfied the guidelines.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities and have adopted a policy restricting the pledging of our Class A shares

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock. The board also has adopted a policy prohibiting pledging of our Class A shares. In connection with the adoption of the policy, the board elected to grandfather in the existing pledging arrangements of Messrs. Gepsman, Johnson and Melamed based on the fact that:

•	The number of shares pledged were approximately 128,000 shares, which is significantly less than 0.1% of our outstanding Class A common stock.

•	The secured parties have each undertaken not to sell such pledged shares during any period in which our board members are restricted from trading under our compliance policies.

•	These board members have agreed to own shares not subject to any pledging arrangement with a value that meets their applicable stock ownership guidelines.

•	The pledging arrangements were related to such individual’s derivatives trading activities at CME Group.

Our compensation committee and board annually review the total compensation of our senior management

To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base pay, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. No changes to our program were made as a result of the most recent annual review. For more information on the operation of our compensation committee see page 32.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, effective as of 2010, the compensation committee recommended and the board approved a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. We plan to continue to monitor the requirements to amend our recoupment policy for compliance with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act once implemented by regulation.

48	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

COMPENSATION COMMITTEE REPORT

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K.

The Compensation Committee—2014

J. Dennis Hastert, Chairman

Timothy S. Bitsberger

Martin J. Gepsman

Larry G. Gerdes

Daniel R. Glickman

William R. Shepard

Howard J. Siegel

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	49

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2014 by our named executive officers. In 2014, “salary” accounted for approximately 20% of the total compensation of the named executive officers as a whole and “non-equity incentive compensation” accounted for approximately 24% of such total compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($)(4)	Total ($)
Phupinder S. Gill CEO(5)	2014	1,000,000	2,946,077	1,176,000	71,395	175,103	5,368,575
	2013	1,000,000	1,896,717	1,106,564	—	146,073	4,149,354
	2012	937,692	1,487,958	609,047	66,481	153,094	3,254,272
John W. Pietrowicz CFO(6)	2014	392,308	1,240,634	456,831	47,371	37,531	2,174,675
Terrence A. Duffy Executive Chairman & President(7)	2014	1,250,000	3,682,839	1,470,000	39,941	217,583	6,660,363
	2013	1,250,000	2,370,760	1,383,206	15,947	204,613	5,224,526
	2012	1,172,116	1,860,039	761,309	31,744	192,742	4,017,950
Kimberly S. Taylor President Global Operations Technology & Risk	2014	700,000	1,845,492	817,773	69,336	100,823	3,533,424
	2013	600,000	1,138,058	663,939	—	78,979	2,480,976
	2012	600,000	1,107,516	394,565	63,955	93,705	2,259,741
Bryan T. Durkin Chief Commercial Officer	2014	700,000	1,845,492	817,773	120,684	90,470	3,574,419
	2013	600,000	1,138,058	663,939	—	103,022	2,505,019
	2012	600,000	916,019	394,565	128,913	97,898	2,137,395
James E. Parisi Former CFO	2014	550,000	208,986	644,087	66,887	64,350	1,534,310
	2013	500,000	948,435	553,282	—	54,065	2,055,782
	2012	500,000	768,056	328,805	60,860	70,230	1,727,951

(1)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. The fair value of the 2014 restricted stock grants was calculated using the closing price on March 14, 2014 of $75.36 and September 15, 2014 of $79.82. The fair value of performance shares based on cash earnings shown in 2014 was calculated using the closing price on May 20, 2014 of $68.52. The fair value of performance shares based on TSR relative to the S&P 500 shown in 2014 was calculated using a value of $115.42 for December 31, 2014, which was derived from a Monte-Carlo simulation. The fair value of performance shares based on growth in net income margin relative to the diversified financial services index within the S&P 500 shown in 2014 was calculated using the closing price on December 31, 2014 of $88.65.

(2)	The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plans, which are discussed on page 42 under the “Bonus” heading. No other bonuses were paid.

(3)	The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 58.

(4)	Amounts included in the “All Other Compensation” column for 2014 are as follows:

	401(k) Company Contribution	Supplemental Plan(8)	Other(9)	Total
Phupinder S. Gill	$7,650	$144,541	$22,912	$175,103
John W. Pietrowicz	7,650	28,671	1,210	37,531
Terrence A. Duffy	7,650	208,673	1,260	217,583
Kimberly S. Taylor	7,650	83,746	9,427	100,823
Bryan T. Durkin	4,708	83,746	2,016	90,470
James E. Parisi	7,650	55,037	1,663	64,350
(5)	Mr. Gill received an increase in his annual base salary from $800,000 to $1,000,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period.

(6)	Mr. Pietrowicz received an increase in his annual base salary from $350,000 to $400,000 effective as of March 10, 2014. The amount set forth in the “Salary” column for 2014 reflects the actual salary earned during the period. Mr. Pietrowicz was not a named executive officer prior to 2014.

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EXECUTIVE COMPENSATION (CONTINUED)

(7)	Mr. Duffy received an increase in his annual base salary from $1,000,000 to $1,250,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period. As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 58, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

(8)	The items included under the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Internal Revenue Code and thus must be excluded from consideration in qualified retirement plans.

(9)	The items included in the “Other” column include life insurance premiums paid by us for the benefit of the named executive officer as well as tax equalization payments made for business-related travel as applicable. Mr. Gill received a tax equalization payment of $20,896 related to business travel that occurred over 2011-2013 and Ms. Taylor received a tax equalization payment of $7,411 for business travel that occurred over 2009-2012. The Company provides such tax equalization payments for business-related travel to all impacted employees regardless of level.

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers in 2014 for awards made under our Incentive Plan for Named Executive Officers (Messrs. Gill, Duffy and Durkin and Ms. Taylor) and our bonus plan for other employees (Messrs. Pietrowicz and Parisi) and the equity awards granted under our Omnibus Stock Plan in 2014. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
Name	Type of Award(1)	Grant Date	Approval Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Phupinder S. Gill	Bonus	n/a	n/a	$375,000	$1,000,000	$2,000,000
	PS-CE	5/20/14	9/4/13				3,050	6,099	12,198		$417,903
	PS-TSR	12/31/14	9/10/14				3,132	6,264	12,528		722,991
	PS-NI	12/31/14	9/10/14				3,132	6,264	12,528		555,304
	RS-TSR	3/14/14	2/26/14							3,316	249,894
	RS	9/15/14	9/10/14							12,528	999,985
John W. Pietrowicz	Bonus	n/a	n/a	145,673	388,462	776,923
	PS-CE	5/20/14	9/4/13				763	1,525	3,050		104,493
	PS-TSR	12/31/14	9/10/14				840	1,680	3,360		193,906
	PS-NI	12/31/14	9/10/14				840	1,680	3,360		148,932
	RS-R	3/14/14	3/14/14							6,968	525,108
	RS	9/15/14	9/10/14							3,360	268,195
Terrence A. Duffy	Bonus	n/a	n/a	468,750	1,250,000	2,500,000
	PS-CE	5/20/14	9/4/13				3,812	7,624	15,248		522,396
	PS-TSR	12/31/14	9/10/14				3,915	7,830	15,660		903,739
	PS-NI	12/31/14	9/10/14				3,915	7,830	15,660		694,130
	RS-TSR	3/14/14	2/26/14							4,148	312,593
	RS	9/15/14	9/10/14							15,660	1,249,981
Kimberly S. Taylor	Bonus	n/a	n/a	262,500	700,000	1,400,000
	PS-CE	5/20/14	9/4/13				1,830	3,660	7,320		250,783
	PS-TSR	12/31/14	9/10/14				2,193	4,385	8,770		506,117
	PS-NI	12/31/14	9/10/14				2,193	4,385	8,770		388,730
	RS	9/15/14	9/10/14							8,768	699,862
Bryan T. Durkin	Bonus	n/a	n/a	262,500	700,000	1,400,000
	PS-CE	5/20/14	9/4/13				1,830	3,660	7,320		250,783
	PS-TSR	12/31/14	9/10/14				2,193	4,385	8,770		506,117
	PS-NI	12/31/14	9/10/14				2,193	4,385	8,770		388,730
	RS	9/15/14	9/10/14							8,768	699,862
James E. Parisi	Bonus	n/a	n/a	206,250	550,000	1,100,000
	PS-CE	5/20/14	9/4/13				1,525	3,050	6,100		208,986

(1)	“Bonus” refers to 2014 annual bonus opportunity, “PS-CE” refers to performance shares tied to cash earnings achievement, “PS-TSR” refers to performance shares tied to total shareholder return relative to the S&P 500, “PS-NI” refers to performance shares tied to growth in net income margin relative to the diversified financial services index within the S&P 500, “RS-TSR” refers to performance-granted restricted stock awards associated with TSR performance, “RS” refers to restricted stock awards and “RS-R” refers to special retention restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.

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EXECUTIVE COMPENSATION (CONTINUED)

(2)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target and are dependent upon the level of cash earnings achieved.

(3)	Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September. On May 20, 2014, our compensation committee approved the cash earnings growth goal for 2014-2016 for the performance shares awarded in September 2014. On September 10, 2014, our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on page 45. Awards of performance shares and time-vested restricted stock were made on September 15, 2014. The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the performance share opportunity awarded in September 2013 tied to cash earnings performance during 2014-2016, and the performance share opportunity awarded in September 2014 tied to total shareholder return relative to the S&P 500 during 2015-2017 and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2015-2017.

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EXECUTIVE COMPENSATION (CONTINUED)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2014 for each named executive officer.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Phupinder S. Gill	12/31/2014	—	—	$—	—	—		$—	6,264	(3)	$555,304
	9/15/2014	—	—	—	—	12,528		1,110,607	—		—
	5/20/2014	—	—	—	—	—		—	3,050	(4)	270,383
	3/14/2014	—	—	—	—	3,316		293,963	—		—
	12/31/2013	—	—	—	—	—		—	3,050	(5)	270,383
	9/16/2013	—	—	—	—	9,150		811,148	—		—
	5/23/2013	—	—	—	—	—		—	3,715	(6)	329,335
	12/31/2012	—	—	—	—	—		—	3,715	(7)	329,335
	9/14/2012	—	—	—	—	7,430		658,670	—		—
	3/5/2012	—	—	—	—	—		—	1,138	(8)	100,884
	12/31/2011	—	—	—	—	—		—	1,522	(9)	134,925
	9/15/2011	12,810	4,270	54.37	9/15/2021	3,465		307,172	—		—
	9/15/2010	31,120	—	54.30	9/15/2020	—		—	—		—
	9/15/2009	20,080	—	56.87	9/15/2019	—		—	—		—
	6/16/2008	19,500	—	83.88	6/16/2018	—		—	—		—
	6/15/2007	9,950	—	110.54	6/15/2017	—		—	—		—
	6/15/2006	20,025	—	88.13	6/15/2016	—		—	—		—
	6/15/2005	35,000	—	50.39	6/15/2015	—		—	—		—
John W. Pietrowicz	12/31/2014	—	—	$—	—	—		$—	1,680	(3)	$148,932
	9/15/2014	—	—	—	—	3,360		297,864	—		—
	5/20/2014	—	—	—	—	—		—	763	(4)	67,640
	3/14/2014	—	—	—	—	6,968	(10)	617,713	—		—
	12/31/2013	—	—	—	—	—		—	763	(5)	67,640
	9/16/2013	—	—	—	—	2,286		202,654	—		—
	5/23/2013	—	—	—	—	—		—	929	(6)	82,356
	12/31/2012	—	—	—	—	—		—	929	(7)	82,356
	9/14/2012	—	—	—	—	1,858		164,712	—		—
	3/5/2012	—	—	—	—	—		—	332	(8)	29,432
	12/31/2011	—	—	—	—	—		—	444	(9)	39,361
	12/15/2011	—	—	—	—	—		—	735	(11)	65,158
	9/15/2011	3,750	1,250	54.37	9/15/2021	1,015		89,980	—		—
	9/15/2010	12,060	—	54.30	9/15/2020	—		—	—		—
	3/15/2010	1,740	—	62.83	3/15/2020	—		—	—		—
	9/15/2009	4,160	—	56.87	9/15/2019	—		—	—		—
	6/16/2008	5,175	—	83.88	6/16/2018	—		—	—		—
	6/15/2007	4,625	—	110.54	6/15/2017	—		—	—		—
	6/15/2006	3,900	—	88.13	6/15/2016	—		—	—		—
	3/15/2006	500	—	86.09	3/15/2016	—		—	—		—
	6/15/2005	4,000	—	50.39	6/15/2015	—		—	—		—

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EXECUTIVE COMPENSATION (CONTINUED)

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Terrence A. Duffy	12/31/2014	—	—	$—	—	—	$—	7,830	(3)	$694,130
	9/15/2014	—	—	—	—	15,660	1,388,259	—		—
	5/20/2014	—	—	—	—	—	—	3,812	(4)	337,934
	3/14/2014	—	—	—	—	4,148	367,720	—		—
	12/31/2013	—	—	—	—	—	—	3,812	(5)	337,934
	9/16/2013	—	—	—	—	11,436	1,013,801	—		—
	5/23/2013	—	—	—	—	—	—	4,643	(6)	411,602
	12/31/2012	—	—	—	—	—	—	4,643	(7)	411,602
	9/14/2012	—	—	—	—	9,286	823,204	—		—
	3/5/2012	—	—	—	—	—	—	1,424	(8)	126,238
	12/31/2011	—	—	—	—	—	—	1,906	(9)	168,967
	9/15/2011	—	5,340	54.37	9/15/2021	4,330	383,855	—		—
	6/16/2008	30,875	—	83.88	6/16/2018	—	—	—		—
	6/15/2007	27,550	—	110.54	6/15/2017	—	—	—		—
	12/15/2006	17,375	—	105.90	12/15/2016	—	—	—		—
Kimberly S. Taylor	12/31/2014	—	—	$—	—	—	$—	4,385	(3)	$388,730
	9/15/2014	—	—	—	—	8,768	777,283	—		—
	5/20/2014	—	—	—	—	—	—	1,830	(4)	162,230
	12/31/2013	—	—	—	—	—	—	1,830	(5)	162,230
	9/16/2013	—	—	—	—	5,490	486,689	—		—
	5/23/2013	—	—	—	—	—	—	2,229	(6)	197,601
	12/31/2012	—	—	—	—	—	—	2,229	(7)	197,601
	12/14/2012	—	—	—	—	—	—	3,588	(12)	318,076
	9/14/2012	—	—	—	—	4,458	395,202	—		—
	3/5/2012	—	—	—	—	—	—	710	(8)	62,942
	12/31/2011	—	—	—	—	—	—	950	(9)	84,218
	9/15/2011	8,010	2,670	54.37	9/15/2021	2,165	191,927	—		—
	9/15/2010	19,460	—	54.30	9/15/2020	—	—	—		—
	9/15/2009	8,360	—	56.87	9/15/2019	—	—	—		—
	6/16/2008	8,125	—	83.88	6/16/2018	—	—	—		—
	6/15/2007	7,400	—	110.54	6/15/2017	—	—	—		—
	6/15/2006	7,400	—	88.13	6/15/2016	—	—	—		—
	6/15/2005	13,000	—	50.39	6/15/2015	—	—	—		—
Bryan T. Durkin	12/31/2014	—	—	$—	—	—	$—	4,385	(3)	$388,730
	9/15/2014	—	—	—	—	8,768	777,283	—		—
	5/20/2014	—	—	—	—	—	—	1,830	(4)	162,230
	12/31/2013	—	—	—	—	—	—	1,830	(5)	162,230
	9/16/2013	—	—	—	—	5,490	486,689	—		—
	5/23/2013	—	—	—	—	—	—	2,229	(6)	197,601
	12/31/2012	—	—	—	—	—	—	2,229	(7)	197,601
	9/14/2012	—	—	—	—	4,458	395,202	—		—
	3/5/2012	—	—	—	—	—	—	818	(8)	72,516
	12/31/2011	—	—	—	—	—	—	1,096	(9)	97,160
	9/15/2011	9,210	3,070	54.37	9/15/2021	2,490	220,739	—		—
	9/15/2010	22,380	—	54.30	9/15/2020	—	—	—		—
	9/15/2009	11,960	—	56.87	9/15/2019	—	—	—		—
	6/16/2008	11,600	—	83.88	6/16/2018	—	—	—		—
	9/14/2007	9,200	—	109.72	9/14/2017	—	—	—		—
	1/3/2006	11,250	—	50.01	1/3/2016	—	—	—		—

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EXECUTIVE COMPENSATION (CONTINUED)

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
James E. Parisi	9/16/2013	—	—		—	—	1,525	(13)	$135,191	—		$—
	9/14/2012	—	—		—	—	1,857	(13)	164,623	—		—
	3/5/2012	—	—		—	—	—		—	355	(8)(13)	31,471
	12/31/2011	—	—		—	—	—		—	475	(9)(13)	42,109
	9/15/2011	8,010	2,670	(13)	54.37	5/7/2015	2,165	(13)	191,927	—		—
	9/15/2010	16,540	—		54.30	5/7/2015	—		—	—		—
	9/15/2009	9,800	—		56.87	5/7/2015	—		—	—		—
	6/16/2008	8,700	—		83.88	5/7/2015	—		—	—		—
	6/15/2007	7,400	—		110.54	5/7/2015	—		—	—		—
	6/15/2006	7,475	—		88.13	5/7/2015	—		—	—		—

(1)	Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date with an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.

(2)	Market value was determined using the closing price on December 31, 2014 of $88.65.

(3)	Reflects performance shares awarded in September 2014 tied to TSR relative to the S&P 500 during 2015-2017, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2015-2017, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(4)	Reflects performance shares awarded in September 2013 tied to cash earnings growth measured on a per share basis during 2014-2016, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(5)	Reflects performance shares awarded in September 2013 tied to TSR relative to the S&P 500 during 2014-2016, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(6)	Reflects performance shares awarded in September 2012 tied to cash earnings growth measured on a per share basis during 2013-2015, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(7)	Reflects performance shares awarded in September 2012 tied to TSR relative to the S&P 500 during 2013-2015, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(8)	Reflects performance shares awarded in September 2011 earned based on the achievement of cash earnings during 2012; payout value shown reflects actual performance results, whereby 65.75% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.

(9)	Reflects performance shares awarded in September 2011 earned based on the achievement of TSR relative to the S&P 500 during 2012; payout value shown reflects actual performance results, whereby 88% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.

(10)	Reflects time-vesting restricted shares awarded in March 2014 for purposes of retention. The award will vest over two years, with 50% vesting in March 2015 and 50% vesting in March 2016, subject to continued employment.

(11)	Reflects performance shares awarded in December 2011 tied to initiative-specific operational milestones and financial goals, which will vest in full, if earned, following the completion of the performance period; payout value shown reflects actual performance results for 2014 whereby 113% of target shares were earned.

(12)	Reflects performance shares awarded in December 2012 tied to initiative-specific operational milestones and financial goals, which will vest in full, if earned, following the completion of the performance periods; payout value shown reflects actual performance results for 2014 whereby 200% of target shares were earned and assumes achievement of the threshold performance level for 2015.

(13)	Reflects outstanding stock option and time-vesting shares that were vested in connection with Mr. Parisi’s retention agreement which is discussed in detail under the sections entitled CFO Transition and Parisi Retention Agreement beginning on page 38.

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EXECUTIVE COMPENSATION (CONTINUED)

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their stock awards in 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Phupinder S. Gill	74,000	$3,564,950	15,030	$1,192,095
John W. Pietrowicz	—	—	6,269	490,082
Terrence A. Duffy	14,580	444,170	18,570	1,472,747
Kimberly S. Taylor	—	—	10,454	824,250
Bryan T. Durkin	25,625	1,228,719	10,001	793,011
James E. Parisi	—	—	8,217	651,345

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements. Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2014, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base pay, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Internal Revenue Service Code, which imposed a limit of $260,000 in 2014:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

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EXECUTIVE COMPENSATION (CONTINUED)

The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Phupinder S. Gill	25		$403,327	$—
John W. Pietrowicz	10		188,681	—
Terrence A. Duffy	7		163,079	—
Kimberly S. Taylor	25		372,479	—
Bryan T. Durkin	32	(2)	616,375	—
James E. Parisi	25		315,585	—

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 4.2% as of December 31, 2014; and projected future investment crediting rate assumption of 4% as of December 31, 2014. The retirement age is the earliest unreduced retirement age as defined in our pension plan. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.

(2)	Includes Mr. Durkin’s prior service with CBOT and benefits previously accrued under the legacy CBOT pension plan.

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our senior level employees, including our named executive officers, are eligible to defer up to 55% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2014 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination depending upon the time of the distribution election and the requirements of applicable law. The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Internal Revenue Service code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” In addition to the Senior Management Supplemental Deferred Savings Plan, some named executive officers below may have a balance in the Supplemental Executive Retirement Plan, which is a legacy CME Group nonqualified plan that was frozen on January 1, 2006. Though no further contributions were made to this plan since that time, there are still returns on investments within this plan that are included in the table below. The aggregate balance at year-end in the table below includes any balance the named executive officer may have in this plan as well as the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/14
Phupinder S. Gill	$200,000	$144,541	$386,322	$—	$6,130,691
John W. Pietrowicz	38,846	28,671	67,773	515,456	797,113
Terrence A. Duffy	—	208,673	198,408	—	2,096,913
Kimberly S. Taylor	439,422	83,746	150,852	—	4,400,223
Bryan T. Durkin	—	83,746	49,619	—	778,121
James E. Parisi	165,985	55,038	139,937	—	2,265,932

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 50.

(2)	The amounts included under the “Registrant Contributions” column consist of: 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2014 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	57

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have existing employment agreements with two of our named executive officers: Messrs. Duffy and Gill. These contractual commitments are summarized below. For Mr. Pietrowicz, Mr. Durkin, Ms. Taylor and Mr. Parisi, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. In addition, we entered into a retirement agreement with Mr. Parisi in order to ensure an orderly transition of the CFO duties, as described on page 38. Estimated termination payments to our named executive officers other than Mr. Parisi under our employment agreements and general policies are shown in the table beginning on page 60. For Mr. Parisi, this table reflects the actual payments received in connection with his retirement from the company on December 31, 2014.

Employment Agreements and other Compensation Arrangements with Named Executive Officers

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our current executed employment agreements with Messrs. Duffy and Gill, which were most recently amended and restated effective as of February 5, 2014.

Agreement Term. Mr. Duffy’s contract expires on December 31, 2017 and Mr. Gill’s contract expires on December 31, 2016.

Minimum Base Salary. Mr. Duffy’s minimum base salary is $1,250,000 and Mr. Gill’s minimum base salary is $1,000,000.

Annual Bonus and Equity Compensation. Messrs. Duffy and Gill participate in our bonus incentive plan and equity incentive plan on terms similar to those of our other most senior executives as approved by the compensation committee.

Termination Provisions. In the event of a termination of employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one time lump sum severance payment equal to the greater of (i) one times his then current base salary and (ii) the remaining base salary payable to the executive during the agreement term but in no event more than two times his then current base salary, which payments are subject to the executive’s timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

Change of Control. In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).

Non-Compete Provision. The agreements also contain provisions prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the Company, to a competing business.

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Treatment of Equity at Expiration. At the expiration of the term of the agreement, if the executive is employed by the Company, all outstanding unvested time-vesting equity awards granted to the executive after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

Additional Benefits. In the event of executive’s disability or following any termination of employment by him voluntarily or by the Company without cause, executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits.

In the event that life insurance coverage for Mr. Duffy results in taxable income to his beneficiaries, CME Group will provide a gross up.

Other CME Policies and Practices

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses. In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata bonus.

Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance.

Severance Pay for Senior Employees	2 weeks per year of service, 6 week minimum, up to 39 weeks
Severance Pay for Other Exempt Employees	2 weeks per year of service, 4 week minimum, up to 26 weeks
Severance Pay for Non-Exempt Employees	1 week per year of service, 4 week minimum, up to 26 weeks

Additionally, the plan provides for COBRA coverage and outplacement services as well as acceleration of any outstanding unvested stock options and restricted shares that would have otherwise vested during the severance pay period.

Equity Plans. As a result of our mergers with CBOT Holdings and NYMEX Holdings, we have three employee equity plans: the Omnibus Stock Plan, the CBOT equity plan and the NYMEX equity plan. With the exception of Messrs. Duffy and Durkin, all grants to the named executive officers as employees were made under the Omnibus Stock Plan. Mr. Duffy received grants under the Director Stock Plan prior to his hiring as an executive. Prior to our merger with CBOT, Mr. Durkin received equity awards under the terms and conditions of the CBOT equity plan. In connection with the receipt of shareholder approval of certain amendments to our Omnibus Stock Plan in 2009, we agreed to freeze future grants of shares under the CBOT equity plan and the NYMEX equity plan. The terms of the Omnibus Stock Plan provide that in the event of death, the employee’s beneficiaries would vest in any outstanding equity awards. In the event of termination due to disability, restricted stock awards become vested. Awards granted under the Omnibus Stock Plan automatically vest upon a change of control, with performance shares granted prior to May 23, 2012 vesting at the maximum level and performance shares granted after May 23, 2012 vesting at the greater of actual performance at the time of the change of control or the target level.

All of our equity plans contain provisions relating to the vesting of outstanding awards at the time of a change of control (as defined in the plans). In general, a change of control will be deemed to have occurred if:

•	Another entity owns more than 50% of the voting power of our common stock (all equity plans).

•

A transaction occurs in which any person is deemed to be the “beneficial owner” of at least 20% of our voting securities except for certain passive investors or as a result of a reorganization (CBOT equity plan).

•	Individuals who previously comprised our board or who were nominated by our board’s nominating committee cease to constitute at least a majority of our board (all equity plans).

•	The sale, transfer or disposition of substantially all of our assets (CBOT equity plan and NYMEX equity plan).

•	The approval of our complete liquidation or dissolution (Omnibus Plan).

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EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. Except for Mr. Parisi, these payments assume a termination or change of control effective upon December 31, 2014 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below. Additional amounts may be paid in respect of pension and defined compensation benefits. See the previous sections entitled Pension Benefits and Non-Qualified Deferred Compensation Plans.

	Termination Due to:
	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability
Phupinder S. Gill
Total Cash Severance(1)	$—	$—	$2,000,000	$2,000,000	$2,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	7,072,866	7,072,866	7,072,866	7,072,866	7,072,866
Continuation of Health & Welfare Benefits(3)	—	86,382	86,382	86,382	86,382	—	86,382
Other Accrued Pay and Benefits(4)	—	—	—	—	—	1,176,000	1,176,000
Total:	$—	$86,382	$9,159,248	$9,159,248	$9,159,248	$8,248,866	$8,335,248
John W. Pietrowicz
Total Cash Severance(1)	$—	$—	$—	$169,231	$169,231	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	343,253	2,497,303	2,439,680	2,396,830
Continuation of Health & Welfare Benefits(3)	—	—	—	10,041	10,041	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	456,831	456,831
Total:	$—	$—	$—	$522,525	$2,676,575	$2,896,511	$2,853,661
Terrence A. Duffy
Total Cash Severance(1)	$—	$—	$2,500,000	$2,500,000	$2,500,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	8,841,501	8,841,501	8,841,501	8,841,501	8,841,501
Continuation of Health & Welfare Benefits(3)	—	129,839	129,839	129,839	129,839	—	129,839
Other Accrued Pay and Benefits(4)	—	—	—	—	—	1,470,000	1,470,000
Total:	$—	$129,839	$11,471,340	$11,471,340	$11,471,340	$10,311,501	$10,441,340
Kimberly S. Taylor
Total Cash Severance(1)	$—	$—	$—	$525,000	$525,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	911,186	4,560,817	4,560,817	4,469,290
Continuation of Health & Welfare Benefits(3)	—	—	—	5,560	5,560	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	817,773	817,773
Total:	$—	$—	$—	$1,441,746	$5,091,377	$5,378,590	$5,287,063
Bryan T. Durkin
Total Cash Severance(1)	$—	$—	$—	$525,000	$525,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	964,967	4,371,432	4,371,432	4,266,193
Continuation of Health & Welfare Benefits(3)	—	—	—	16,736	16,736	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	817,773	817,773
Total:	$—	$—	$—	$1,506,703	$4,913,168	$5,189,205	$5,083,966
James E. Parisi (5)
Total Cash Severance	$—	$—	$—	$—	$—	$—	$—
Value of Equity Subject to Accelerated Vesting	—	656,849	—	—	—	—	—
Continuation of Health & Welfare Benefits	—	—	—	—	—	—	—
Other Accrued Pay and Benefits	—	644,087	—	—	—	—	—
Total:	$—	$1,300,936	$—	$—	$—	$—	$—

(1)	Cash severance amounts represent contractual amounts for Messrs. Duffy and Gill in accordance with their contracts in effect at the end of 2014. Estimated cash severance amounts for Mr. Pietrowicz, Ms. Taylor and Mr. Durkin are based upon our severance policy for senior leaders of CME Group. As of December 31, 2014, Mr. Pietrowicz had 11 years of service, Ms. Taylor had 26 year of service and Mr. Durkin had 32 years of service for purposes of the policy.

(2)

Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding options, restricted stock and performance shares as applicable. For purposes of this analysis, for Messrs. Duffy and Gill, for performance awards tied to 2012 performance that were settled in time-vesting restricted shares, the actual number of shares earned were used in the calculations; for outstanding performance awards tied to performance beyond 2012, the target number of shares were used in the calculations. For Mr. Pietrowicz, Ms. Taylor and Mr. Durkin, for performance awards tied to 2012 performance that were settled in time-vesting restricted shares, the actual number of shares earned were used for all applicable scenarios (given the performance had been certified by the compensation committee prior to December 31, 2014, however accelerated vesting would be subject to approval by the compensation committee); for outstanding performance awards where performance was

60	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

not certified by the committee before December 31, 2014, the target number of shares was used in all applicable scenarios other than in the case of change in control for performance awards granted prior to May 2012, in which case the maximum number of shares was used. Unless specifically provided for in contractual agreements, outstanding performance awards do not receive accelerated vesting in the case of involuntary termination. Our stock plan was amended in 2012 to provide for performance awards to vest at the greater of actual or target performance in the case of a change in control. The values were determined using the closing price on December 31, 2014 of $88.65.

(3)	Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreements with Messrs. Duffy and Gill in effect during 2014 to provide them with certain continuing benefits, and include the amount of COBRA coverage under our severance policy for Mr. Pietrowicz, Ms. Taylor and Mr. Durkin, which is available to all employees. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay consistent with benefits provided to other employees on a broad basis.

(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2014.

(5)	Mr. Parisi retired from the Company on December 31, 2014. Amounts received in connection with his retention agreement are included above and discussed in detail under the sections entitled CFO Transition and Parisi Retention Agreement beginning on page 38.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	61

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional committees. Our non-executive directors who serve on the boards of certain of our regulated subsidiaries also receive compensation for such service.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual cash stipend, committee meeting fees, an annual equity stipend, committee chairperson retainers for our audit, compensation, finance, governance, market regulation oversight, nominating and risk committees and a stipend for our lead director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

Our most recent review showed that the median of our total for our individual non-executive directors fell below the 50th percentile of our peer group. (See page 39 for the companies within our peer group.) As a result of this review, the compensation committee recommended and the board approved changes to the non-executive director compensation structure that included: an increase in annual cash stipend from $25,000 to $60,000, the elimination of board meeting fees, and an increase in the annual equity stipend from $75,000 to $100,000. The changes were designed to bring our non-executive director compensation more aligned with market levels and were made effective with the 2014-2015 board term, beginning in June 2014.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 63.

FEES AND BENEFIT PLANS FOR CME GROUP NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends	2013-2014 Board Term	2014-2015 Board Term
Annual cash stipend(1)	$25,000	$60,000
Annual retainer for chairs of audit, compensation, finance, governance, market regulation oversight, nominating and risk committees	$20,000	$20,000
Annual equity stipend(2)	$75,000	$100,000
Annual lead director stipend	$25,000	$25,000
Meeting Fees
CME Group board meeting fee(3)	$1,500	N/A
CME Group board committee meeting fee for audit, compensation, executive, finance, governance, market regulation oversight, nominating and risk committees(3)	$1,500	$1,500
Additional meeting fee for serving as chair of audit, compensation, finance, governance, market regulation oversight, nominating and risk committees	$500	$500
Meeting fee for members of the strategic steering committee and any functional exchange committee(3)	$1,000	$1,000

(1)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.

(3)	The fee for telephonic participation in a regularly scheduled CME Group board committee meeting is 50% of that for in-person participation. However, it is within the discretion of the Executive Chairman & President for executive committee meetings and within the discretion of the particular chairman of our other committees to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such subcommittee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee. Fees for board meetings were eliminated from our program effective with the 2014-2015 board term.

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DIRECTOR COMPENSATION (CONTINUED)

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

The following table provides information regarding the compensation earned during the year ended December 31, 2014 by each of our directors, except for Messrs. Duffy and Gill. The compensation for Messrs. Duffy and Gill as our named executive officers is set forth in the Summary Compensation Table on page 50.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Total
Jeffrey M. Bernacchi	$70,417	$100,102	$—		$170,519
Timothy S. Bitsberger	78,417	100,102	—		178,519
Charles P. Carey	23,298	160,003	—		183,301
Dennis H. Chookaszian	105,553	100,102	—		205,655
Jackie M. Clegg(3)	26,917	—	—		26,917
James A. Donaldson(3)	20,167	—	—		20,167
Martin J. Gepsman(4)	138,200	100,102	—		238,302
Larry G. Gerdes	78,100	160,003	—		238,103
Daniel R. Glickman(5)	83,418	130,017	—		213,435
J. Dennis Hastert	104,917	100,102	—		205,019
Bruce F. Johnson	65,417	100,102	—		165,519
Leo Melamed	66,825	100,102	300,000	(6)	466,927
William P. Miller II	101,917	100,102	—		202,019
Joseph Niciforo(3)	21,525	—	—		21,525
C.C. Odom II(3)	15,667	—	—		15,667
James E. Oliff(4)	118,619	100,102	—		218,721
Ronald A. Pankau	73,917	100,102	—		174,019
Edemir Pinto(7)	—	—	—		—
Alex J. Pollock(8)	69,600	160,003	—		229,603
John F. Sandner	66,825	100,102	—		166,927
Terry L. Savage	80,917	100,102	—		181,019
William R. Shepard	47,942	160,003	—		207,945
Howard J. Siegel	65,323	160,003	—		225,326
Christopher Stewart(3)	21,317	—	—		21,317
Dennis A. Suskind	78,333	100,102	—		178,435
David J. Wescott	54,917	100,102	—		155,019
Steven E. Wollack	60,360	100,102	—		160,462

(1)	The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, board meeting fees, committee meeting fees (board, functional and subcommittee) and annual retainers for the chairs of the audit, compensation, finance, governance, market regulation oversight and nominating committees, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees and fees for service on one of our subsidiary boards are subject to an overall cap of $100,000 per year. Fees for meetings of the board of directors are not subject to a cap.

(2)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. Actual value of stock awards in 2014 was calculated using the closing price on June 25, 2014 of $70.68, and on August 25, 2014 of $75.65. The awards represent our annual grant to our non-executive board members. The annual equity stipends granted to our non-executive directors are not subject to any vesting restrictions. The annual equity awards were made in two separate grants, on June 25, 2014 and on August 25, 2014. The August grant was of the incremental shares to award the increase in the board compensation approved in July 2014. See the table entitled Directors, Director Nominees and Executive Officers on page 65 for the complete stock ownership of our board members. No other awards were made to our non-executive board members in 2014. Awards valued at $100,102 are due to share rounding and awards in excess of $100,102 are due to the director’s election to receive additional shares in lieu of all or a portion of his or her annual cash stipend.

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DIRECTOR COMPENSATION (CONTINUED)

(3)	Retired from the board effective May 21, 2014.

(4)	Includes fees earned for service on one of our subsidiary boards.

(5)	Mr. Glickman chairs our governance committee and has served as our lead director since August 2014.

(6)	Consists of consulting fees. Does not include amounts reimbursed by CME Group for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described below.

(7)	We have a cross-equity ownership agreement with BM&FBOVESPA, in which we have an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in our Class A common stock. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. Each party has the right to maintain its board seat during the term of the strategic partnership, subject to election by the shareholders and certain minimum stock ownership requirements. As Mr. Pinto is serving in connection with the companies’ contractual commitments, he does not receive compensation from us for his services on our board.

(8)	Mr. Pollock chairs our nominating committee and served as our lead director until August 2014.

DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

STOCK OWNERSHIP GUIDELINES

Our non-executive board members, other than Mr. Pinto, are subject to stock ownership guidelines valued at two times the total annual retainer (representing 5.3 times the cash portion of the retainer, or $320,000). Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. As of the 2014 review, all of our board members with five or more years of board service had satisfied the guideline. Mr. Pinto is not subject to the ownership guidelines as he serves as the representative of BM&FBOVESPA, which owns approximately 5% of our outstanding common stock, and he does not receive compensation in connection with his service on our board.

CONTRACTUAL RELATIONSHIPS WITH CERTAIN DIRECTORS

Mr. Melamed. We have two consulting agreements with Mr. Melamed. One applies during the time he serves on our board and the other applies upon his retirement from the board with a term through the end of his lifetime.

In accordance with the terms of the agreement in effect during his board service, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $190,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Melamed also receives compensation for his service on our board.

Under the terms of the agreement in effect upon Mr. Melamed’s retirement from the board until his death or until his termination of the agreement, Mr. Melamed will provide us with similar consulting services and will receive $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred relating to his service. We will also provide office and secretarial support during the term of the agreement. Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement without our prior written consent. In the event the agreement is terminated during Mr. Melamed’s lifetime he will continue to be subject to the non-compete provisions for one year after such termination.

We also have employment agreements with Messrs. Duffy and Gill, which are described above in the section entitled Potential Payments upon Termination or Change-in-Control on page 58.

64	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK

The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 50 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning five percent or more of our Class A common stock as of March 24, 2015. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 24, 2015. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)(3)	154,917	1	—	—	1
Phupinder S. Gill(2)	241,529	—	—	—	—
Jeffrey M. Bernacchi(4)	63,934	1	—	—	—
Timothy S. Bitsberger	8,385	—	—	—	—
Charles P. Carey(5)	27,625	1	—	1	—
Dennis H. Chookaszian(6)	10,795	—	—	—	—
Elizabeth A. Cook(7)	17,500	—	—	1	—
Ana Dutra	—	—	—	—	—
Thomas J. Esposito(8)	4	—	—	1	—
Martin J. Gepsman(9)	42,163	—	—	1	1
Larry G. Gerdes	27,890	—	—	—	—
Daniel R. Glickman(10)	13,482	—	—	—	—
J. Dennis Hastert	9,235	—	—	—	—
William W. Hobert(11)	114,394	3	6	7	—
Bruce F. Johnson(12)	107,338	1	—	—	1
Patrick W. Maloney	—	—	1	—	—
Leo Melamed(13)	14,889	—	1	—	—
William P. Miller II	10,885	—	—	—	—
James E. Oliff(14)	33,783	—	1	—	1
Ronald A. Pankau(15)	3,643	—	1	—	—
Jeremy J. Perlow	—	1	—	—	—
Edemir Pinto(16)	—	—	—	—	—
Alex J. Pollock(17)	15,710	—	—	—	—
John F. Sandner	146,270	3	2	4	1
Terry L. Savage(18)	12,885	—	—	—	—
William R. Shepard(19)	185,427	5	5	2	1
Howard J. Siegel	79,162	1	—	1	—
Dennis A. Suskind	9,960	—	—	—	—
David J. Wescott(20)	71,132	—	1	3	1
Steven E. Wollack	3,379	—	—	1	—
James E. Zellinger(21)	—	—	—	—	—
John W. Pietrowicz(2)	76,063	—	—	—	—
Kimberly S. Taylor(2)	159,523	—	—	—	—
Bryan T. Durkin(2)	127,320	—	—	—	—
James E. Parisi(2)	87,813	—	—	—	—

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

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SECURITY OWNERSHIP OF CME GROUP COMMON STOCK (CONTINUED)

(2)	Class A shares for Mr. Duffy, Mr. Gill, Mr. Pietrowicz, Ms. Taylor, Mr. Durkin and Mr. Parisi include an aggregate of 44,925; 118,485; 39,910; 58,755; 75,600 and 60,595 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of March 24, 2015.

(3)	Includes 495 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(4)	Includes one Class B-1 share assigned to one of our members firms in connection with our exchange rules.

(5)	Includes eight Class A shares, one Class B-1 share and one Class B-3 share that are owned directly by Henning & Carey Trading of which Mr. Carey is a principal.

(6)	Includes 9,402 shares held in the name of Mr. Chookaszian’s spouse.

(7)	All shares held in trust.

(8)	Class B-3 share held in trust.

(9)	Includes 495 Class A shares and one Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power. Includes 17,950 Class A shares that have been used as a capital contribution to a limited liability company which is a holding company to one of our clearing firms.

(10)	Includes 2,100 Class A shares held in trust.

(11)	Includes 40,000 Class A shares, two Class B-1 shares, six Class B-2 shares and seven Class B-3 shares owned directly by WH Trading LLC. Mr. Hobert is a majority shareholder of WH Trading LLC.

(12)	Includes 102,215 Class A shares that are pledged by Mr. Johnson to a third party for purposes of securing a personal revolving credit line in connection with his futures trading business.

(13)	Class B-2 share held in trust. Includes 5,000 Class A shares that are pledged in connection with a margin account relating to Mr. Melamed’s futures trading business.

(14)	Includes one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power.

(15)	Includes one Class B-2 share assigned to one of our member firms in connection with our exchange rules.

(16)	Mr. Pinto serves as the board representative of BM&FBOVESPA S.A. Mr. Pinto does not receive compensation for his service on our board and, therefore, does not receive any equity under our Director Stock Program and is not subject to our stock ownership guidelines.

(17)	Includes 2,300 Class A shares held in the name of Mr. Pollock’s spouse.

(18)	All Class A shares held in trust.

(19)	Includes 495 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

(20)	Does not include ownership of 495 shares of Class A common stock of which beneficial ownership is in dispute.

(21)	Under our rules, Mr. Zellinger is the recognized owner of a Class B-2 share but is not considered the beneficial owner.

Directors and Executive Officers as a Group (37 persons)

Class of Common Stock	Total Shares	Percent of Class(1)
Class A(2)	2,073,114	*
Class B-1	13	2.1%
Class B-2	11	1.4%
Class B-3	13	*
Class B-4	7	1.7%
Total Class A & B	2,073,158	*

*	Less than 1%.

(1)	Based on 337,549,136 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 24, 2015.

(2)	Total shares of Class A common stock include an aggregate of 556,835 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of March 24, 2015.

Shareholders Owning More than Five Percent

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
Capital World Investors(2)	38,496,140	11.4%
BlackRock, Inc.(3)	19,841,229	5.9%
BM&FBOVESPA S.A.(4)	16,977,720	5.0%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock as of March 25, 2014 voting together. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

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SECURITY OWNERSHIP OF CME GROUP COMMON STOCK (CONTINUED)

(2)	Capital World Investors filed a Schedule 13G/A on February 13, 2015, which states that its address is 333 South Hope Street, Los Angeles, CA 900071, and that it has sole voting power and sole dispositive power of 38,496,140 shares of Class A common stock.

(3)	BlackRock, Inc. filed a Schedule 13G on February 6, 2015, which states that its address is 55 East 52nd Street, New York, NY 10022, and that it has sole voting power of 16,461,340 shares of Class A common stock, sole dispositive power of 19,840,929 shares of Class A common stock and shares dispositive power of 300 shares of Class A common stock.

(4)	BM&FBOVESPA S.A.—Bolsa de Valores, Mercadorias e Futuros filed a Schedule 13D on July 26, 2010, which states that its address is Praca Antonio Prado, 48, 7º andar—Centro, São Paulo, SP, Brazil 010101-901, and that it has sole voting and dispositive power with respect to 16,977,720 shares of Class A common stock. CME Group and BM&FBOVESPA have entered into a share purchase agreement as part of a series of transactions to further their existing strategic partnership. Pursuant to the agreement, BM&FBOVESPA is entitled to designate one board member to our board of directors as long as it continues to hold at least (a) 10,186,635 shares of our Class A common stock or (b) 2% of our outstanding Class A common stock, provided certain other conditions are satisfied.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	67

OTHER BUSINESS

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than 5 percent of our outstanding Class A common stock, and the immediate family members of these individuals. Our Office of the Secretary, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions including compensation and ordinary course trading activity on any of our exchanges are considered pre-approved, and thus do not require specific approval under the policy.

In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.

Transactions Relating to Trading Activity

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below but the actual amounts are not included.

•	Mr. Bernacchi made payments to us indirectly through his clearing firm in excess of $120,000 in 2014.

•	Mr. Carey is a principal of two member firms that made payments to us indirectly through their clearing firm in excess of $120,000 in 2014.

•	Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000 in 2014.

•	Mr. Shepard owns a minority interest in one of our clearing firms that made payments to us of approximately $89 million in 2014.

•	Mr. Wescott is part owner in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000 in 2014.

68	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

OTHER BUSINESS (CONTINUED)

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. Our other board members and director nominees who participate in our markets also incur trading fees but such fees were below $120,000 during 2014. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

BM&FBOVESPA Strategic Partnership

Mr. Pinto has served as a member of our board of directors since 2011. Mr. Pinto is the CEO of BM&FBOVESPA. CME Group has a cross-equity ownership agreement with BM&FBOVESPA, in which CME Group has an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in CME Group. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. CME Group holds a seat on the BM&FBOVESPA board of directors, which is filled by one of our board members. In addition to the cross-equity investment agreement, the companies also have in place commercial agreements. During 2014, CME Group received payments of approximately $11.5 million, net of any withholding taxes, in connection with its commercial agreements with BM&FBOVESPA. These commercial arrangements were entered into prior to Mr. Pinto’s appointment to the board, were negotiated on an arm’s length basis and were approved by the board of directors of CME Group. As the arrangements were entered into prior to Mr. Pinto’s appointment, the transactions were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

Employment of Family Members

An in-law of Mr. Pankau is employed by us in a non-officer position. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received aggregate compensation in 2014 of approximately $282,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly-situated employees. The audit committee previously ratified this related party transaction and receives annual reports on the compensation arrangements as part of its review of ongoing related party transactions.

Sub-Leasing Arrangement

Mr. Sandner sub-leases his office space from us. In 2014, we received lease payments of approximately $138,000. The sub-lease was negotiated on an arm’s length basis and is on terms consistent with our overall master lease and other existing leases at the location at the time of execution. The audit committee reviewed and approved the sub-leasing relationship.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the global communities where we live and work. Through our charitable programs and foundations, we are able to put change in motion that will positively impact the lives of those in need. Through our corporate foundation, CME Group Community Foundation, we made charitable grants focused on the locations where we do business and provided support to three primary areas of concern: children in need, education, and health and human services. Members of our board also serve on the CME Group Foundation. The CME Group Foundation was endowed by the Chicago Mercantile Exchange Trust. Our board members and executive officers may have affiliations with organizations that have received donations from these foundations. None of the donations made by these foundations were deemed to impact the independence of any of our board members or director nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2014, all of our officers and directors complied with their Section 16(a) filing requirements.

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	69

OTHER BUSINESS (CONTINUED)

LEGAL PROCEEDINGS

CVM, the Brazilian regulatory agency for the BM&FBOVESPA exchange, has from time to time commenced administrative proceedings relating to activity within BM&FBOVESPA’s markets. As a result of his role as an executive of BM&FBOVESPA, Mr. Pinto has been named in past and pending actions regarding oversight of compliance with applicable rules by the market participants involved in such actions. It is within its normal course of its procedures for the CVM to name an individual officer of an exchange in such cases. We do not believe such proceedings are a reflection on Mr. Pinto’s experience or ability to serve on the board of CME Group.

70	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting of shareholders of CME Group will be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.

WHO MAY ATTEND THE ANNUAL MEETING?

All holders of Class A and Class B common stock on March 24, 2015, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.

ARE THERE ANY RULES FOR ADMISSION TO THE ANNUAL MEETING?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited and admission will be accepted on a first-come, first-served basis.

If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on your proxy card, voter instruction form or notice. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification, such as a driver’s license or passport. If you do not have a printed registration confirmation, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered shareholder or held your shares in street name on the record date by:

–	verifying your name and stock ownership against our list of registered shareholders; or

–

reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or your notice of internet availability of proxy materials for the 2015 annual meeting (internet notice), if you hold your shares in street name; or

•	You are validly acting as proxy:

–	for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or

–

for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or internet notice showing the street name holder’s shares as described above.

If you do not have a valid form of picture identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on March 24, 2015, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or internet notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. Please allow ample time for the admission procedures described above.

Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

WILL THE ANNUAL MEETING BE WEBCAST?

Yes. A live webcast of the annual meeting will be provided from our Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to webcast for the CME Group Inc. 2015 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

WHAT COMPANY SPONSORED PROPOSALS ARE THE CLASS A AND CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON, COLLECTIVELY AS A SINGLE CLASS?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of nineteen Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “Say on Pay” proposal.

•	Item 4: Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.

WHAT PROPOSALS ARE THE CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON?

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director. The candidates for each respective class are described in Item 5. In addition, holders of Class B-1, Class B-2 and Class B-3 shares are being asked to vote on the election of five members to their respective Class B-1, Class B-2 and Class B-3 nominating committees each from a slate of ten candidates, Item 6.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 24, 2015, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 24, 2015 was as follows:

Class	Shares Outstanding
Class A	337,549,136
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were 2,757 holders of record of our Class A common stock and 1,608 holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Items 5 and 6. The respective class of Class B shares will vote as a single class in Items 5 and 6.

HOW DO I VOTE?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•

Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, May 19, 2015.

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

•

By telephone (owners of Class A shares only)—by calling 1-800-690-6903. You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on Tuesday, May 19, 2015. Due to the fact that the Class B proposals are contested, telephone voting will not be available for Class B shareholders.

•	In person—by voting your proxy card at the annual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

WHAT IS A SHAREHOLDER OF RECORD?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement showing ownership as of the record date, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the annual meeting.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the nineteen Equity directors nominees.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2015.

•	“FOR” the advisory resolution approving the compensation of our named executive officers as described in this proxy statement.

•	“FOR” the approval, on an advisory basis, of the amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal matters.

•	“ABSTAIN” from voting for the Class B directors, if applicable.

•	“ABSTAIN” from voting for the Class B nominating committees, if applicable.

If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

CAN I CHANGE MY MIND AFTER I VOTE?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card, voting electronically or by telephone or by voting at the annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

IS MY VOTE CONFIDENTIAL?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

HOW ARE VOTES COUNTED?

In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast by the holders of all outstanding stock voting on the particular proposal as of March 24, 2015, must be present in person or represented by proxy. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda—the ratification of our independent registered public accounting firm—“broker non-votes” received on the other proposals will also be counted for purposes of establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular proposal under the rules of NASDAQ and has not received instructions from the beneficial owner.

To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the annual meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

HOW MANY VOTES ARE REQUIRED FOR APPROVAL FOR EACH PROPOSAL?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.

Item 1: Nineteen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee in order for that nominee to be elected. Only votes “for” or “against” are counted as votes cast with respect to an Equity director. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a “holdover director.” However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the governance committee’s recommendation, and shall publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director’s successor is elected and qualified.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

Items 2, 3 and 4: The affirmative vote of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote “against” an item. Because Item 2 is considered a “routine” matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on Items 3 and 4.

Item 5: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

Item 6: The five nominees for the Class B-1 nominating committee, the five nominees for the Class B-2 nominating committee and the five nominees for the Class B-3 nominating committee receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $11,500, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote. Additionally, nominees for Class B director may make solicitations to our shareholders. Such nominees are responsible for the costs incurred in connection with their individual solicitation efforts.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2016 ANNUAL MEETING?

To be considered for inclusion in the 2016 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than December 4, 2015. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 21, 2016 (the 120th day) and not later than the close of business on February 20, 2016 (the 90th day) prior to the anniversary of the 2015 annual meeting (May 20, 2015); provided, however, that in the event that the date of the 2016 annual meeting is more than 30 days before or more than 60 days after May 20, 2016, to be timely, notice must be delivered not earlier than the close of business on the 120th day prior to the actual date of the 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2016 annual meeting or, if the first public announcement of the date of the 2016 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2016 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

Shareholder proposals should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

ARE THERE ANY MATTERS TO BE VOTED ON AT THE MEETING THAT ARE NOT INCLUDED IN THE PROXY STATEMENT?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting as required by SEC regulations.

IF I RECEIVED PAPER COPIES OF MATERIALS, CAN I RECEIVE FUTURE PROXY MATERIALS ONLINE?

Yes. If you chose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

WHY DID I RECEIVE A NOTICE BY MAIL WITHOUT PRINTED COPIES OF THE PROXY MATERIALS?

As permitted by rules adopted by the SEC, we are making this proxy statement and our 2014 annual report available to our shareholders electronically via the Internet. On or about April 10, 2015, we mailed a notice containing instructions on how to access this proxy statement and our 2014 annual report and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

WHY DID MEMBERS OF MY HOUSEHOLD ONLY RECEIVE ONE SET OF PROXY MATERIALS BUT MORE THAN ONE PROXY CARD?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, or if you receive multiple copies of proxy materials and wish to receive only one copy, please go to www.computershare.com/investor. After the login, go to “My Profile” and select “Communication Preference” to choose your preferred method (post or email) of delivery for Shareholder Meeting Materials.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

CAN I GET ADDITIONAL COPIES OF PROXY MATERIALS?

Yes. Additional copies of our 2014 annual report and this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

WHERE CAN I FIND INFORMATION ON CME GROUP’S CORPORATE GOVERNANCE POLICIES AND OTHER MATERIALS REFERENCED IN THIS PROXY STATEMENT?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our board committees are available at www.cmegroup.com under Investor Relations-Corporate Governance section of the website. You may also request hard copies of such materials by sending a request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

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APPENDIX A

Categorical Independence Standards

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME, CBOT, NYMEX or the CME Group Community Foundation (excluding payments pursuant to a matching gift program) or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, per year. The Board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director’s independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director’s independence.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

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APPENDIX B

~~TENTH~~ELEVENTH AMENDED AND RESTATED BYLAWS

OF

CME GROUP INC.

Approved as of ~~April 17, 2013~~         , 2015

ARTICLE I

SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meetings. (a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

(b) Nominations of persons for election to the Board of Directors as Equity Directors (as defined in the Certificate of Incorporation) and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was a~~t~~ shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Bylaw as to such business or nomination; clause (iii) shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(c) Without qualification, for any Equity Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.1(b)(iii) of this Bylaw, the shareholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. To be in proper form, a shareholder’s notice (whether given pursuant to this Section 1.1(c) or Section 1.2) to the Secretary must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such shareholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder has a right to vote any shares of any security of the Company, (D) any short interest in any security of the Company (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the

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APPENDIX B (CONTINUED)

Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (3) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of an Equity Director or Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business and (2) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of this Bylaw, (v) include a statement as to whether the proponent intends to appear in person or by proxy at the meeting to propose such business; and (vi) a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal and/or otherwise to solicit proxies from shareholders in support of the proposal. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

(d) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as an Equity Director and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(e) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(f) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided,

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APPENDIX B (CONTINUED)

however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1 or Section 1.2 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 1.2 Special Meetings. Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors as Equity Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who (i) is a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in these Bylaws as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by Section 1.1(c) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1 of this Bylaw) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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APPENDIX B (CONTINUED)

Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.

Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.

Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 1.8 Voting. (a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

(b) Beginning with the 2014 annual meeting of shareholders, except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which (x) the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for Director set forth in Section 1.1 of these Bylaws and (y) such nomination has not been withdrawn by such shareholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting of Shareholders; and (iii) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.

(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.

(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 1.9. (a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted

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APPENDIX B (CONTINUED)

upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.10 Voting Procedures and Inspectors of Elections. (a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.

(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.

(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 1.9 of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to paragraph (c) of

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this Section 1.10, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11 Fixing Date of Determination of Shareholders of Record. (a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors.

Section 2.2 Election; Resignation; Vacancies. (a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(b) Only persons who are nominated in accordance with the procedures set forth in Section 1.1 shall be eligible for election as Equity Directors (as defined in the Certificate of Incorporation).

(c) Nominees for election as Class B-1 Directors, Class B-2 Directors and Class B-3 Directors (as such terms are defined in the Certificate of Incorporation) shall be selected by the respective Class B Nominating Committees as provided in IV.

(d) A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.

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Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action. (a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(b) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

(c) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation,

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including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE III

COMMITTEES OF THE BOARD OF DIRECTORS

Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.

Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.

Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.

Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.

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Section 3.5 Nominating Committee. The Nominating Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Committee shall review the qualifications of potential candidates for the Equity Directors and shall propose nominees for the Equity Directors who are nominated by the Board. In making their nominations, the Nominating Committee and the Board of Directors shall take into consideration applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating Committee shall include the Executive Chairman & President and the Chief Executive Officer of the Corporation as nominees for Equity Directors. A majority of the Nominating Committee shall constitute a quorum necessary to transact business.

Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

ARTICLE IV

CLASS B NOMINATING COMMITTEES

Section 4.1 Class B Nominating Committees. The holders of shares of Class B-1 Common Stock; Class B-2 Common Stock; and Class B-3 Common Stock, shall each elect a nominating committee for their respective class (each, a “Class B Nominating Committee”). Each Class B Nominating Committee shall be composed of five members.

Section 4.2 Election. Each Class B Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such Committee at such annual meeting. Each Class B Nominating Committee shall nominate up to 10 candidates. Such nominations shall include, as part of or in addition to such candidates, (i) any candidate who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any candidate who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any candidate who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee. The five nominees receiving the greatest number of votes for a particular Class B Nominating Committee shall be elected to such Committee. In the event of a vacancy, howsoever occurring, in a committee position, the candidate in the most recent election for such position who received the next highest number of votes to the last person currently serving shall be named to fill such vacancy.

Section 4.3 Director Nominations. Each Class B Nominating Committee shall be responsible for assessing the qualifications of candidates to serve as Directors to be elected by the particular class. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which a Class B-1 Director, a Class B-2 Director or a Class B-3 Director is to be elected, the applicable Class B Nominating Committee(s) shall select nominees for election to such directorship. Such Class B Nominating Committee(s) shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for each directorship to be filled by the applicable class of Class B Common Stock at such meeting. In addition to such nominee(s), the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such nominee(s), (i) any nominee who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any nominee who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any nominee who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant

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biographical information and evidence of the consent of the proposed nominee and is submitted to the Corporate Secretary no later than ten days from the date of the announcement of the Class B nominees. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws or in the Consolidated Rules of the Exchange for service on the Board of Directors. No nominee shall be a candidate for more than one directorship. If a nominee withdraws, dies, becomes incapacitated or disqualified to serve, the applicable Class B Nominating Committee shall, as quickly as practicable, submit a new nominee to the Chairman of the Board. Each Class B Nominating Committee shall submit its nominee(s) in writing to the Chairman of the Board. Such writing shall set forth as to each nominee for election or re-election as a Director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are owned (or, under the rules of the Corporation, would be recognized as a permitted transferee), and (4) such person’s written consent to serving as a Director if elected. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation.

ARTICLE V

BOARD OFFICERS; EXECUTIVE OFFICERS

Section 5.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a President, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 5.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 5.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE VI

STOCK CERTIFICATES AND TRANSFERS

Section 6.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.

In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a

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full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

Section 6.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 6.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section 6.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.

Section 6.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

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Section 6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 6.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VII

NOTICES

Section 7.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section 7.2 Dispensation with Notice. (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 7.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article VIII shall apply with respect to any person subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.

B-12	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

APPENDIX B (CONTINUED)

Section 8.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may require security for any such undertaking.

Section 8.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 8.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

Section 8.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section 9.1 Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding described in clauses (i) through (iv), the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section 9.1 with respect to any current or future actions or claims. For the avoidance of doubt, this Section 9.1 does not supersede any of the rules of any of the Corporation’s exchanges or the bylaws or charters of any of the Corporation’s subsidiaries, including, but not limited to, with respect to the jurisdiction and venue provisions of such rules, bylaws or charters applicable to claims brought by members of such exchanges or shareholders of such subsidiaries.

ARTICLE X

GENERAL

Section ~~9~~10.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs,

Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	B-13

APPENDIX B (CONTINUED)

microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section ~~9~~10.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section ~~9~~10.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

Section ~~9~~10.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section ~~9~~10.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section 10.6 Notice and Consent. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of these Bylaws, including, but not limited to, Article IX.

B-14	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87729-P60666                     KEEP THIS PORTION FOR YOUR RECORDS

  — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3 and 4.

1.	Election of Equity Directors

Nineteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐			For	Against	Abstain

1b.	Phupinder S. Gill	☐	☐	☐	1o.	Alex J. Pollock	☐	☐	☐

1c.	Timothy S. Bitsberger	☐	☐	☐	1p.	John F. Sandner	☐	☐	☐

1d.	Charles P. Carey	☐	☐	☐	1q.	Terry L. Savage	☐	☐	☐

1e.	Dennis H. Chookaszian	☐	☐	☐	1r.	William R. Shepard	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐	1s.	Dennis A. Suskind	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐	2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐	3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐	4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐

1j.	J. Dennis Hastert	☐	☐	☐

1k.	Leo Melamed	☐	☐	☐

1l.	William P. Miller II	☐	☐	☐

1m.	James E. Oliff	☐	☐	☐

1n.	Edemir Pinto	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

If you plan to attend the meeting on May 20, 2015, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2014 Annual Report are available at www.proxyvote.com.

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M87730-P60666

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 20, 2015.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 24, 2015, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

20 S. WACKER DRIVE

CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87731-P60666                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3 and 4.
1.	Election of Equity Directors
Nineteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Ana Dutra	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Larry G. Gerdes	☐	☐	☐
1i.	Daniel R. Glickman	☐	☐	☐
1j.	J. Dennis Hastert	☐	☐	☐
1k.	Leo Melamed	☐	☐	☐
1l.	William P. Miller II	☐	☐	☐
1m.	James E. Oliff	☐	☐	☐
1n.	Edemir Pinto	☐	☐	☐
1o.	Alex J. Pollock	☐	☐	☐
1p.	John F. Sandner	☐	☐	☐
1q.	Terry L. Savage	☐	☐	☐
1r.	William R. Shepard	☐	☐	☐
1s.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐
3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐
4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing recommendations on Proposals 5 and 6.
5.	Election of Three Class B-1 Directors

Vote “FOR” three nominees to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the			For	Against	Abstain
other nominees.
	5a.	Jeffrey M. Bernacchi (JMB)	☐	☐	☐
	5b.	William W. Hobert (WH)	☐	☐	☐
	5c.	Bruce F. Johnson (BBJ)	☐	☐	☐
	5d.	Jeremy J. Perlow (JAIR)	☐	☐	☐
	5e.	Howard J. Siegel (EGLE)	☐	☐	☐

6.	Election of 2016 Class B-1 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	6a.	William C. Bauman (WCB)	☐	☐	☐
	6b.	Thomas A. Bentley (TAB)	☐	☐	☐
	6c.	Michael J. Downs (BMR)	☐	☐	☐
	6d.	John C. Garrity (JCG)	☐	☐	☐
	6e.	Bradley S. Glass (BRAD)	☐	☐	☐
	6f.	Mark S. Kobilca (HTR)	☐	☐	☐
	6g.	Douglas M. Monieson (DMON)	☐	☐	☐
	6h.	Brian J. Muno (BJM)	☐	☐	☐
	6i.	Brett C. Simons (BCS)	☐	☐	☐
	6j.	Michael J. Small (SML)	☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 20, 2015, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2014 Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — —

M87732-P60666

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 20, 2015.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 24, 2015, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND TO “ABSTAIN” FROM PROPOSALS 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87733-P60666                    KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3 and 4.

1.	Election of Directors
Nineteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Ana Dutra	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Larry G. Gerdes	☐	☐	☐
1i.	Daniel R. Glickman	☐	☐	☐
1j.	J. Dennis Hastert	☐	☐	☐
1k.	Leo Melamed	☐	☐	☐
1l.	William P. Miller II	☐	☐	☐
1m.	James E. Oliff	☐	☐	☐
1n.	Edemir Pinto	☐	☐	☐
1o.	Alex J. Pollock	☐	☐	☐
1p.	John F. Sandner	☐	☐	☐
1q.	Terry L. Savage	☐	☐	☐
1r.	William R. Shepard	☐	☐	☐
1s.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐
4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing a recommendation on Proposals 5 and 6.
5.	Election of Two Class B-2 Directors
Vote “FOR “ two nominees to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	5a.	Patrick W. Maloney (PAT)	☐	☐	☐
	5b.	Ronald A. Pankau (PAN)	☐	☐	☐
	5c.	David J. Wescott (COT)	☐	☐	☐
	5d.	James J. Zellinger (JZZ)	☐	☐	☐

6.	Election of 2016 Class B-2 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	6a.	Richard J. Duran (RJD)	☐	☐	☐
	6b.	Yra G. Harris (YRA)	☐	☐	☐
	6c.	Patrick J. Lahey (XDE)	☐	☐	☐
	6d.	Gary M. Lev (GL)	☐	☐	☐
	6e.	Patrick J. Mulchrone (PJM)	☐	☐	☐
	6f.	Stuart A. Unger (UNG)	☐	☐	☐
	6g.	Gregory J. Veselica (GV)	☐	☐	☐
	6h.	Barry D. Ward (BDW)	☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 20, 2015, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2014 Annual Report are available at www.proxyvote.com.

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M87734-P60666

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 20, 2015.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 24, 2015, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND TO “ABSTAIN” FROM PROPOSALS 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87735-P60666                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, and 4.

1.	Election of Equity Directors
Nineteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Ana Dutra	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Larry G. Gerdes	☐	☐	☐
1i.	Daniel R. Glickman	☐	☐	☐
1j.	J. Dennis Hastert	☐	☐	☐
1k.	Leo Melamed	☐	☐	☐
1l.	William P. Miller II	☐	☐	☐
1m.	James E. Oliff	☐	☐	☐
1n.	Edemir Pinto	☐	☐	☐
1o.	Alex J. Pollock	☐	☐	☐
1p.	John F. Sandner	☐	☐	☐
1q.	Terry L. Savage	☐	☐	☐
1r.	William R. Shepard	☐	☐	☐
1s.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐
3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐
4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing recommendations on PROPOSALS 5 and 6.

5.	Election of One Class B-3 Director

Vote “FOR” one nominee to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain
	5a.	Elizabeth A. Cook (LZY)	☐	☐	☐
	5b.	Thomas J. Esposito (SPO)	☐	☐	☐
	5c.	Steven E. Wollack (WLAK)	☐	☐	☐

6.	Election of 2016 Class B-3 Nominating Committee

Vote “FOR” the five nominees one-year term to the Class B-3 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	6a.	J. Kenny Carlin (JKC)	☐	☐	☐
	6b.	Nick C. Castrovillari (NIC)	☐	☐	☐
	6c.	Bryan P. Cooley (COOL)	☐	☐	☐
	6d.	Lester E. Crockett Jr. (LCT)	☐	☐	☐
	6e.	Mario J. Florio (MRO)	☐	☐	☐
	6f.	David P. Gaughan (VAD)	☐	☐	☐
	6g.	Kevin P. Heaney (FROG)	☐	☐	☐
	6h.	Donald J. Sliter (SLI)	☐	☐	☐
	6i.	Jayne A. Valio (JAV)	☐	☐	☐
	6j.	Paul D. Zirpolo (ZIR)	☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 20, 2015, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2014 Annual Report with 10-K Wrap are available at www.proxyvote.com.

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M87736-P60666

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 20, 2015.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 24, 2015, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND TO “ABSTAIN” FROM PROPOSALS 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87737-P60666                     KEEP THIS PORTION FOR YOUR RECORDS

 — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3 and 4.

1.	Election of Equity Directors

Nineteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐			For	Against	Abstain

1b.	Phupinder S. Gill	☐	☐	☐	1o.	Alex J. Pollock	☐	☐	☐

1c.	Timothy S. Bitsberger	☐	☐	☐	1p.	John F. Sandner	☐	☐	☐

1d.	Charles P. Carey	☐	☐	☐	1q.	Terry L. Savage	☐	☐	☐

1e.	Dennis H. Chookaszian	☐	☐	☐	1r.	William R. Shepard	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐	1s.	Dennis A. Suskind	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐	2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐	3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐	4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐
1j.	J. Dennis Hastert	☐	☐	☐
1k.	Leo Melamed	☐	☐	☐
1l.	William P. Miller II	☐	☐	☐

1m.	James E. Oliff	☐	☐	☐

1n.	Edemir Pinto	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

If you plan to attend the meeting on May 20, 2015, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2014 Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

M87738-P60666

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 20, 2015.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 20, 2015, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 24, 2015, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

CME GROUP INC.

ANNUAL MEETING FOR HOLDERS AS OF 3/24/15

TO BE HELD ON 5/20/15

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.
To vote by Internet
1)	Go to website www.proxyvote.com, or scan the QR Barcode above.
To vote by Telephone
1)	Call 1-800-454-8683.
To vote by Mail
1)	Check the appropriate boxes on the voting instruction form below.
2)	Sign and date the voting instruction form.
3)	Return the voting instruction form in the envelope provided.
SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M87743-P60150

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:
Notice and Proxy Statement and CME Group 2014 Annual Report

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Equity Directors				PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐
Nineteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐			For	Against	Abstain

1b.	Phupinder S. Gill	☐	☐	☐	1n.	Edemir Pinto	☐	☐	☐

1c.	Timothy S. Bitsberger	☐	☐	☐	1o.	Alex J. Pollock	☐	☐	☐

1d.	Charles P. Carey	☐	☐	☐	1p.	John F. Sandner	☐	☐	☐

1e.	Dennis H. Chookaszian	☐	☐	☐	1q.	Terry L. Savage	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐	1r.	William R. Shepard	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐	1s.	Dennis A. Suskind	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐	2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐	3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

1j.	J. Dennis Hastert	☐	☐	☐	4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.	☐	☐	☐
1k.	Leo Melamed	☐	☐	☐

1l.	William P. Miller II	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

1m.	James E. Oliff	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date